As filed with the Securities and Exchange Commission on April 16, 2012

1933 Act File No. 333-173701

1940 Act File No. 811-22551

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

[X] Registration Statement Under the Securities Act of 1933

[X] Pre-Effective Amendment No. 1

[ ] Post-Effective Amendment No. _

and

[X] Registration Statement Under the Investment Company Act of 1940

[X] Amendment No. 1

MainStay definedterm Municipal OPPORTUNITiES fund

Exact Name of Registrant as Specified in Declaration of Trust

51 MADISON AVENUE, NEW YORK, NEW YORK 10010

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(212) 576-7000

Registrant’s Telephone Number, including Area Code

Copies of Communications to:

J. Kevin Gao, Esq. MainStay DefinedTerm Municipal Opportunities Fund 169 Lackawanna Avenue Parsippany, NJ 07054	Sander M. Bieber, Esq. Dechert LLP 1775 I Street, NW Washington, DC 20006	Kevin M. Bopp, Esq. MainStay DefinedTerm Municipal Opportunities Fund 169 Lackawanna Avenue Parsippany, NJ 07054

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

_______________

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

[   ] when declared effective pursuant to section 8(c)

_______________

Calculation of Registration Fee Under the Securities Act of 1933

		Proposed	Proposed
		Maximum	Maximum
Title of Securities	Amount Being	Offering Price	Aggregate	Amount of
Being Registered	Registered	Per Unit	Offering Price(1)	Registration Fee
Common Shares, $0.001 par value	1,000	$20.00	$20,000	$2.32[2]

_______________________________

(1)	Estimated solely for the purpose of determining the registration fee.

(2)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS DATED APRIL [ ], 2012

PROSPECTUS

[  ] SHARES

MainStay DEFINEDTERM Municipal OPpORTUNITES fund

COMMON SHARES

$[__] PER SHARE

__________________

The Fund. MainStay DefinedTerm Municipal Opportunities Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company. The Fund will have an approximate 12-year limited term unless otherwise determined by the Fund’s Board of Trustees.

Investment Objectives. The Fund’s primary investment objective is to seek current income exempt from regular Federal income taxes (but which may be includable in taxable income for purposes of the alternative minimum tax). The Fund’s secondary objective is total return. There can be no assurance that the Fund’s investment objectives will be achieved.

Investment Strategy. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its “Managed Assets” in municipal bonds, whose interest is, in the opinion of bond counsel to the issuers, generally excludable from gross income for regular Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). “Managed Assets” are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) any credit facility, any issuance of Preferred Shares (as defined below) or notes, or any reverse repurchase agreements) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage).

Municipal bonds are a form of debt obligations, which may have a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds include, among other instruments, general obligation bonds, revenue bonds, municipal leases, certificates of participation, private activity bonds, and moral obligation bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. Under normal market conditions, the Fund may not invest more than 25% of its Managed Assets in municipal bonds of issuers located in a single state.

Although the Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds, MacKay Shields LLC, the Fund’s Sub-Advisor (as defined below), intends to invest at least 75% of the Fund’s Managed Assets in investment grade quality bonds as rated by at least one independent rating agency (such as bonds rated BBB- or higher by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”) or Baa3 or higher by Moody’s Investor Service, Inc. (“Moody’s”)). It is possible that the Fund could invest up to 100% of its Managed Assets in these securities. The Fund may invest up to 25% of its Managed Assets in non-investment grade municipal bonds (commonly referred to as “junk bonds”), including up to 10% of its Managed Assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by an independent rating agency (such as bonds rated D by S&P or Moody’s), or if unrated, judged to be of comparable quality by the Sub-Advisor (“distressed securities”). If the independent ratings agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. The Fund may also invest up to 20% in taxable municipal securities. The Fund can invest in bonds of any maturity; however, it will generally invest in municipal bonds that have a maturity of five years or longer at the time of purchase.

The Fund may also invest more than 25% of its Managed Assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities. Some of the Fund’s earnings may be subject to Federal income tax and most may be subject to state and local taxes. The Fund may invest in other registered investment companies, including closed-end funds and exchange-traded funds (“ETFs”), subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”).

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The Fund intends to use leverage to seek to achieve its investment objectives. The Fund may invest in derivatives, such as futures, options, special purpose vehicles and swap agreements to seek enhanced returns or to reduce the risk of loss of (hedge) certain of its holdings.

No Prior History. BECAUSE THE FUND IS NEWLY ORGANIZED, ITS SHARES HAVE NO HISTORY OF PUBLIC TRADING. SHARES OF CLOSED-END INVESTMENT COMPANIES FREQUENTLY TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE. THIS RISK MAY BE GREATER FOR INVESTORS EXPECTING TO SELL THEIR SHARES IN A RELATIVELY SHORT PERIOD OF TIME AFTER COMPLETION OF THE PUBLIC OFFERING. The Fund intends to apply to list the Common Shares (as defined below) on the New York Stock Exchange. The trading or ticker symbol of the Common Shares is expected to be “[       ].”

Manager and Sub-Advisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), will administer the Fund’s business affairs and manage the investment operations of the Fund and the composition of the portfolio of the Fund, subject to the supervision of the Board of Trustees. The Manager intends to delegate its portfolio management responsibilities to MacKay Shields LLC (“MacKay Shields” or “Sub-Advisor”), also an indirect, wholly-owned subsidiary of New York Life. See “Management of the Fund” in this Prospectus and “The Manager and Sub-Advisor” in the Fund’s Statement of Additional Information (the “SAI”).

Limited Term. Pursuant to the terms of the Fund’s Agreement and Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on [   ] (“Termination Date”) unless otherwise extended by a majority of the Board of Trustees (as discussed in further detail below). During the six-month period preceding the Termination Date or Extended Termination Date (as defined below), the Board of Trustees may, without shareholder approval unless such approval is required by the 1940 Act, determine to (i) merge or consolidate the Fund so long as the surviving or resulting entity is an open-end registered investment company that is managed by the same investment adviser which serves as the investment adviser to the Fund at that time or is an affiliate of such investment adviser; or (ii) convert the Fund from a closed-end fund into an open-end registered investment company.

Prior to the commencement of the six-month period preceding the Termination Date, a majority of the Board of Trustees may extend the Termination Date for a period of not more than two years or such shorter time as may be determined (“Extended Termination Date”), upon a determination that taking such actions as described in (i) or (ii) above would not, given prevailing market conditions, be in the best interests of the Fund’s shareholders. The Termination Date may be extended an unlimited number of times by the Board of Trustees prior to the first business day of the sixth month before the next occurring Extended Termination Date.

Leverage. The Fund may use leverage by borrowing funds from banks or other financial institutions (such as through margin purchases involving a prime broker), by investing in derivative instruments with leverage imbedded in them, such as residual interest municipal tender option bonds (“TOBs Residuals”), by investing in reverse repurchase agreements, by issuing preferred shares or by any other means permitted under the 1940 Act. Under current market conditions, the Manager and the Sub-Advisor anticipate that the overall effective leverage, which includes all forms of leverage, will not exceed 35% of the Fund’s Managed Assets upon launch. However, in no event will the Fund’s overall effective leverage exceed 50% of the Fund’s Managed Assets.

The use of leverage is subject to numerous risks and will cause the Fund’s net asset value (“NAV”) to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its Common Shares. See “Leverage Program,” “Risks—General Leverage Risk” and “Description of Shares.”

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INVESTING IN THE FUND’S COMMON SHARES INVOLVES CERTAIN RISKS THAT ARE DESCRIBED IN THE “RISKS” SECTION BEGINNING ON PAGE [ ] OF THIS PROSPECTUS.

The net asset value per Common Share will be reduced immediately following this offering as a result of the payment of certain offering costs. See “Risks – Market Discount From Net Asset Value Risk.”

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Shares, and you should retain it for future reference. This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. The SAI, dated [ ,] 2012, as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, the table of contents of which is on page [   ] of this Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling [ ]; by writing to the Fund at [   ]; or from the Fund’s website ([      ]). You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission’s website (http://www.sec.gov).

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

_______________________

	PER SHARE	TOTAL (1)
Public offering price	$[__]	$
Sales load	$ [__]	$
Estimated offering costs (2) (3)	$ [__]	$
Proceeds, after expenses, to the Fund	$[__]	$

(1) The Fund has granted the underwriters an option to purchase up to [ ] additional Common Shares at the public offering price, less the sales load, within [45] days of the date of this Prospectus solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering costs and proceeds, after expenses, to the Fund will be $ , $ , $ and $ , respectively. See “Underwriting.”

(2) Total expenses of the offering of the Common Shares of the Fund paid by the Fund (other than sales load, but including the partial reimbursement of certain underwriter expenses described below) are estimated to be $ , which represents [ %] (or $[ ] per Common Share) of the Fund’s aggregate offering price. The Manager has agreed to pay: [insert].

(3) The Fund has agreed to pay the underwriters $ per Common Share as a partial reimbursement of expenses incurred in connection with the offering. The Manager and the Sub-Advisor (not the Fund) will pay additional compensation to and may also pay certain qualifying underwriters a sales incentive fee, structuring fee, or alternatively, additional compensation in connection with the offering. Each of the Manager and the Sub-Advisor will be responsible for one-half of such additional compensation and fees. See “Underwriting.”

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Common Shares will be ready for delivery on or about                        , 2012.

_______________________

[INSERT UNDERWRITING SYNDICATE]

_______________________

The date of this Prospectus is                          , 2012.

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THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

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TABLE OF CONTENTS

PAGE

Prospectus Summary	6
Summary of Fund Expenses	28
The Fund	29
Use of Proceeds	29
The Fund's Investments	29
Leverage Program	36
Risks	39
Management of the Fund	50
Net Asset Value	52
Distributions	52
Dividend Reinvestment Plan	53
Description of Shares	54
Certain Provisions in the Agreement and Declaration of Trust and By-Laws	56
Structure of the Fund; Common Share Repurchases and Conversion to Open-End Fund	57
Federal Tax Matters	59
Underwriting	62
Custodian, Fund Accountant, Sub-Accountant and Transfer Agent	64
Legal Opinions	64
Table of Contents for the Statement of Additional Information	65

_______________________

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. You should assume that the information contained herein is accurate only as of the date of this prospectus. Subsequent to the date of this prospectus, the Fund will update this prospectus during the period that this prospectus is required to be delivered, if the Fund determines any material information contained in this prospectus becomes materially inaccurate.

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Prospectus Summary

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund’s Common Shares. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information (the “SAI”), especially the information set forth in this Prospectus under the heading “Risks.”

THE FUND	MainStay DefinedTerm Municipal Opportunities Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company. See “The Fund.” The Fund will have an approximate 12-year limited term unless otherwise determined by the Fund’s Board of Trustees. See “Limited Term.”
THE OFFERING	The Fund is offering common shares of beneficial interest (“Common Shares”) at $[ ] per share through a group of underwriters (the “Underwriters”) led by (“ ”). You must purchase at least [ ] Common Shares in this offering. The Fund has given the Underwriters an option to purchase up to [ ] additional Common Shares to cover orders in excess of Common Shares. [The Manager has agreed to pay: [insert]]
WHO MAY WANT TO INVEST	New York Life Investment Management LLC (“New York Life Investments” or the “Manager”) and MacKay Shields LLC (“MacKay Shields” or the “Sub-Advisor”) believe that current market conditions have created an opportunity to invest in a portfolio of municipal securities at attractive prices. The Manager believes that returns can be enhanced by dynamically adjusting a portfolio’s credit quality, maturity, and taxation profile through a credit cycle. Additionally, the Manager believes that the Fund’s limited term, closed-end structure allows investors to take advantage of the current municipal market by purchasing a managed portfolio of municipal securities at discounted market valuations, without the diminution of value that could occur in an open-end structure. The closed-end structure allows the Fund to maintain a stable pool of assets, without the need to keep assets in low-yielding instruments like cash or cash equivalents or to liquidate assets, sometimes at inopportune times, to meet redemption requests. The Fund’s limited term structure may also mitigate trading discount concerns for long-term investors because the Fund intends to terminate and/or merge into an open-end fund. See “Limited Term” and “Certain Provisions in the Agreement and Declaration of Trust.”
INVESTMENT OBJECTIVES AND POLICIES

The Fund’s primary investment objective is to seek current income exempt from regular Federal income taxes (but which may be includable in taxable income for purposes of the alternative minimum tax). The Fund has a secondary objective of total return. There can be no assurance that the Fund’s investment objectives will be achieved.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its “Managed Assets” (as defined below) in municipal bonds, whose interest is, in the opinion of bond counsel to the issuers, generally excludable from gross income for regular Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax).

The Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds.

Municipal bonds are a form of debt obligations, which may have a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds include, among other instruments, general obligation bonds, revenue bonds, municipal leases, certificates of participation, private activity bonds, and moral obligation bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. Under normal market conditions, the Fund may not invest more than 25% of its Managed Assets in municipal bonds of issuers located in a single state.

6

Although the Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds, MacKay Shields LLC, the Fund’s Sub-Advisor, intends to invest at least 75% of the Fund’s Managed Assets in investment grade quality bonds as rated by at least one independent rating agency (such as bonds rated BBB- or higher by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”) or Baa3 or higher Moody’s Investor Service, Inc. (“Moody’s”)). It is possible that the Fund could invest up to 100% of its Managed Assets in these securities. The Fund may invest up to 25% of its Managed Assets non-investment grade municipal bonds (commonly referred to as “junk bonds”), including up to 10% of its Managed Assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by an independent rating agency (such as bonds rated D by S&P or Moody’s), or if unrated, judged to be of comparable quality by the Sub-Advisor (“distressed securities”). If the independent ratings agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. The Fund may also invest up to 20% in taxable municipal securities. The Fund can invest in bonds of any maturity; however, it will generally invest in municipal bonds that have a maturity of five years or longer at the time of purchase.

The Fund may also invest more than 25% of its Managed Assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities. A portion of the Fund’s distributions may be subject to Federal income tax and such distributions will generally be subject to state and local taxes. A portion of the Fund’s distributions may be includable in taxable income for purposes of the Federal alternative minimum tax.

The Fund may invest in other registered investment companies, including closed-end funds and exchange-traded funds (“ETFs”), subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”). Income or gain from such investments may result in taxable distributions by the Fund.

The Fund intends to use leverage to seek to achieve its investment objectives. The Fund may invest in derivatives, such as futures, options, special purpose vehicles and swap agreements to seek enhanced returns or to reduce the risk of loss of (hedge) certain of its holdings. Income or gains from such derivatives may result in taxable distributions by the Fund.

The Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission’s (“SEC”) standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

“Managed Assets” are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) any credit facility, any issuance of preferred shares or notes, or any reverse repurchase agreements) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage).

7

All percentage limitations described in this Prospectus are measured at the time of investment and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund’s portfolio securities. To the extent the Fund invests in other registered investment companies, including closed-end funds and ETFs, the Fund may count such holdings towards various guideline tests (such as the 80% policy), so long as the underlying holdings of such investment companies are exempt from regular Federal income taxes (but which may be includable in taxable income for purposes of the alternative minimum tax).

The Fund’s investment objectives, the 80% policy, and certain of the investment restrictions listed in the SAI are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and preferred shares, if any (“Preferred Shares”), voting together as a single class, and the holders of the outstanding Preferred Shares voting as a single class. The remainder of the Fund’s investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Fund’s board of trustees (“Board of Trustees”) without shareholder approval provided that shareholders receive at least 60 days’ prior notice of any such change adopted by the Board of Trustees. See “The Fund’s Investments” and “Risks” in this Prospectus and “Investment Policies and Techniques” and “Additional Information About the Fund’s Investments and Investment Risks” in the SAI.

INVESTMENT PROCESS

The Sub-Advisor believes inefficiencies exist in the tax-exempt and tax-advantaged securities markets. In order to capitalize on these opportunities, the Sub-Advisor applies both a top-down and bottom-up research investment process. The Sub-Advisor’s top-down analysis considers the economic, interest rate, inflation outlook and other economic variables to guide overall portfolio structure. The Sub-Advisor employs a value oriented security selection process to invest in securities it believes to be mispriced which offer a yield advantage. In choosing investments, the Sub-Advisor analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities. In addition, the Sub-Advisor reviews macroeconomic events, technical characteristics in the municipal bond market, tax policies, as well as analyzing individual municipal securities and sectors. The Sub-Advisor focuses on reducing volatility through its disciplined investment process and investment risk management.

The Sub-Advisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Sub-Advisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer’s financial condition.

MANAGER AND SUB-ADVISOR	New York Life Investments will administer the Fund’s business affairs and manage the investment operations of the Fund and the composition of the portfolio of the Fund, subject to the supervision of the Board of Trustees. The Manager intends to delegate its portfolio management responsibilities to MacKay Shields. The Sub-Advisor will be responsible for the day-to-day management of the Fund’s portfolio.
8

The Manager, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). As of December 31, 2011, the Manager and its affiliates managed approximately $313.1 billion in assets. See “Management of the Fund - Manager” in this Prospectus and “The Manager and The Sub-Advisor – The Management Agreement” in the SAI.
MacKay Shields, a registered investment adviser located at 9 West 57th Street, 33rd Floor, New York, New York 10019, was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2011, MacKay Shields managed approximately $58.1 billion in assets. See “Management of the Fund--Sub-Advisor” in this Prospectus and “The Manager and The Sub-Advisor – The Sub-Advisory Agreement” in the SAI.
LIMITED TERM

Pursuant to the terms of the Fund’s Agreement and Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on [ ] (“Termination Date”) unless otherwise extended by a majority of the Board of Trustees (as discussed in further detail below). During the six-month period preceding the Termination Date or Extended Termination Date (as defined below), the Board of Trustees may, without shareholder approval unless such approval is required by the 1940 Act, determine to (i) merge or consolidate the Fund so long as the surviving or resulting entity is an open-end registered investment company that is managed by the same investment adviser which serves as the investment adviser to the Fund at that time or is an affiliate of such investment adviser; or (ii) convert the Fund from a closed-end fund into an open-end registered investment company

Prior to the commencement of the six-month period preceding the Termination Date, a majority of the Board of Trustees may extend the Termination Date for a period of not more than two years or such shorter time as may be determined (“Extended Termination Date”), upon a determination that taking such actions as described in (i) or (ii) above would not, given prevailing market conditions, be in the best interests of the Fund’s shareholders. The Termination Date may be extended an unlimited number of times by the Board of Trustees prior to the first business day of the sixth month before the next occurring Extended Termination Date.

See “Certain Provisions in the Agreement and Declaration of Trust” and “Special Risk Considerations—Limited Term Risk.”

LEVERAGE PROGRAM	The Fund may use leverage by borrowing funds from banks or other financial institutions (such as through margin purchases involving a prime broker), by investing in derivative instruments with leverage imbedded in them, such as residual interest municipal tender option bonds (“TOBs Residuals”), by investing in reverse repurchase agreements, by issuing Preferred Shares or by any other means permitted under the 1940 Act. Under current market conditions, the Manager and the Sub-Advisor anticipate that the overall effective leverage, which includes all forms of leverage, will not exceed 35% of the Fund's Managed Assets upon launch. However, in no event will the Fund’s overall effective leverage exceed 50% of the Fund’s Managed Assets.
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The use of leverage is subject to numerous risks and will cause the Fund’s net asset value (“NAV”) to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its Common Shares.

The use of borrowings to leverage the Common Shares can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of the Common Shares. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the net asset value per Common Share to a greater extent than if the Fund did not utilize leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its Common Shares. During periods in which the Fund is using leverage, the fees paid to the Manager and the Sub-Advisor for management and sub-advisory services will be higher than if the Fund did not use leverage, because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the proceeds from leverage.

The use of a reverse repurchase agreement will require the Fund to earmark or segregate liquid assets in an amount equal to the Fund’s repurchase obligation under the reverse repurchase agreement. The Fund will not earmark or segregate assets transferred to a TOBs Issuer or a reverse repurchase agreement counterparty. The Fund reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations.

There can be no assurance that the Fund’s leverage strategy will be successful or that the Fund will be able to use leverage at all. Recent developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of the Common Shares.

Use of leverage creates an opportunity for increased income and return for holders of the Fund's Common Shares but, at the same time, creates risks, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the Common Shares. The management fees and sub-advisory fees paid by the Fund will be calculated on the basis of the Fund's Managed Assets, which includes proceeds from (and assets subject to) any credit facility, any issuance of Preferred Shares or notes, or any reverse repurchase agreements minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). Therefore, the management and sub-advisory fees payable to the Fund’s Manager and Sub-Advisor, respectively, will be higher when leverage is utilized. This will create a conflict of interest between the Fund's Manager and Sub-Advisor, on the one hand, and the holders of the Fund's Common Shares, on the other hand. To monitor this potential conflict, the Board of Trustees intends to periodically review the Fund’s use of leverage, including its impact on the Fund’s performance and on the fees paid to the Fund's Manager and Sub-Advisor.

TENDER OPTION BONDS	The Fund may leverage its assets through the use of tender option bond trusts (each, a “TOBs Issuer”). A TOBs Issuer is typically established by a third party sponsor forming a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities. The Fund may not invest more than 5% of its Managed Assets in any single TOBs Issuer. A TOBs Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOBs Floaters”), which are sold to third party investors, and TOBs Residuals, which are generally issued to the Fund. The Fund may invest in both TOBs Floaters and TOBs Residuals. The Fund does not currently intend to invest in TOBs Residuals issued by a TOBs Issuer that was not formed for the Fund, although it reserves the right to do so in the future. The Fund may invest in both TOBs Floaters and TOBs Residuals issued by the same TOBs Issuer.
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Under accounting rules, securities of the Fund that are deposited into a TOBs Issuer are investments of the Fund and are presented on the Fund’s Schedule of Investments and outstanding TOBs Floaters issued by a TOBs Issuer are presented as liabilities in the Fund’s Statement of Assets and Liabilities. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the TOBs Floaters and other expense related to remarketing, administration and trustee services to a TOBs Issuer are reported as expenses of the Fund.

For TOBs Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying securities deposited in the TOBs Issuer, the Fund as the holder of the TOBs Floaters relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOBs Issuer provide for a liquidation of the municipal security deposited in the TOBs Issuer and the application of the proceeds to pay off the TOBs Floaters.

There are inherent risks with respect to investing in a TOBs Issuer. These risks include, among others, the bankruptcy or default of the issuer of the securities in the TOBs Issuer, a substantial downgrade in the credit quality of the issuer of the securities in the TOBs Issuer, the inability of the TOBs Issuer to obtain liquidity support for the TOBs Floaters, a substantial decline in the market value of the securities in the TOBs Issuer, or the inability of the sponsor to remarket any TOBs Floaters tendered to it by holders of the TOBs Floaters.

TEMPORARY INVESTMENTS	During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment objectives and investment strategies. During such periods, the Fund may invest all or a portion of its Managed Assets in certain short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short- and medium-term debt securities in which the Fund may invest consist of: (i) obligations of the U.S. government, its agencies or instrumentalities; (ii) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (iii) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (iv) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. or foreign corporations; (v) repurchase agreements with banks and broker- dealers with respect to such securities; and (vi) shares of money market funds. See “[ ]” below.
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DISTRIBUTIONS

Commencing with the Fund’s initial dividend, the Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to the holders of the Fund’s Common Shares. The initial monthly dividend on the Fund’s Common Shares is expected to be declared within approximately 45 days after completion of this offering and paid approximately 60 to 90 days after completion of this offering. It is expected that the Fund’s distributions will generally be treated as tax-exempt income for purposes of the regular federal tax. A portion of the Fund’s distributions may be subject to Federal income tax and such distributions will generally be subject to state and local taxes. A portion of such distributions may be includable in taxable income for purposes of the Federal alternative minimum tax. The Fund will distribute to holders of the Fund’s Common Shares at least annually all or substantially all of its investment company taxable income after the payment of dividends and interest, if any, owed with respect to any outstanding preferred shares or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and any Preferred Shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized.

Various factors will affect the level of the Fund’s income, including the asset mix and average maturity of the Fund’s portfolio, the amount of leverage utilized by the Fund and the cost of such leverage and the Fund’s use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s NAV (and indirectly benefits the Manager and the Sub-Advisor by increasing their fees) and, correspondingly, distributions from undistributed income will reduce the Fund’s NAV. See “Distributions” and “Leverage Program.”

Cash distributions to the holders of the Fund’s Common Shares may be reinvested under the Fund’s Dividend Reinvestment Plan (the “Plan”) in additional whole and fractional shares if you or your representative elect to enroll in (“opt-in”) the Plan. See “Distributions” and “Dividend Reinvestment Plan.”
CUSTODIAN, FUND ACCOUNTANT, SUB-ACCOUNTANT AND TRANSFER AGENT	The Fund has retained [insert] as custodian, [insert] as fund accountant, [insert] as the sub-accountant and [insert] as the transfer agent for the Fund. The Manager and the Board of Trustees will be responsible for overseeing the activities of the custodian, fund accountant and transfer agent. See “Custodian, Administrator, Fund Accountant, Sub-Accountant and Transfer Agent.”
LISTING	The Fund intends to apply to list the Common Shares on the New York Stock Exchange (“NYSE”). The trading or ticker symbol of the Common Shares is expected to be “ .”
CLOSED-END STRUCTURE	Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows, whereas closed-end funds can generally stay more fully invested in securities consistent with the closed-end fund’s investment objective(s) and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.
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Shares of closed-end funds listed for trading on a securities exchange frequently trade at a discount from net asset value. The market price of such shares may be affected by net asset value, dividend or distribution levels and their stability (which in turn will be affected by levels of dividend or interest payments by the fund’s portfolio holdings, the timing and success of the fund’s investment strategies, regulations affecting the timing and character of fund distributions, fund expenses and other factors), supply of and demand for the shares, trading volume of the shares, general market, interest rate and economic conditions and other factors beyond the control of a closed-end fund. The foregoing factors, among others, may result in the market price of the Common Shares being greater than, less than or equal to net asset value.
The Board of Trustees has reviewed the structure of the Fund in light of its investment objectives and policies and believes that the closed-end fund structure is appropriate. As described in this Prospectus, however, the Board of Trustees may review periodically the trading range and activity of the Common Shares with respect to their net asset value, and the Board of Trustees may take certain actions to seek to reduce or eliminate any such discount to net asset value. Such actions may include open market repurchases or tender offers for the Common Shares or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to their net asset value. See “Structure of the Fund; Common Share Repurchases and Conversion to Open-End Fund.”
FEDERAL TAX MATTERS	It is expected that the Fund’s distributions will generally be treated as tax-exempt income for purposes of the regular federal tax. A portion of the Fund’s distributions may be subject to Federal income tax and such distributions will generally be subject to state and local taxes. A portion of such distributions may be includable in taxable income for purposes of the Federal alternative minimum tax. See “Federal Tax Matters.”
SPECIAL RISK CONSIDERATIONS	Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see “Risks.”
No Operating History. The Fund is a newly organized, diversified, closed-end management investment company with no operating history. It is designed for long-term investing and not as a vehicle for trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.
Investment Risk. An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. As with any stock, the price of the Fund’s Common Shares will fluctuate with market conditions and other factors. The Fund uses leverage, which will magnify the Fund’s investment, market and certain other risks.
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Market Risk and Selection Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. There is a risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Market risk is often greater among certain types of debt securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations. Selection risk is the risk that the securities that the Fund’s management selects will underperform the bond market, the market relevant indices, or other funds with similar investment objectives and investment strategies.
Interest Rate Risk. Generally, when market interest rates rise, prices of debt securities fall, and vice versa. Interest rate risk is the risk that the debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. As interest rates decline, issuers of municipal bonds that have the right to call those securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. The Fund may utilize certain strategies, including taking positions in futures and options for the purpose of reducing the interest rate sensitivity of the Fund’s debt securities and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful.
Credit Risk. Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s NAV or dividends. Because the Fund may invest at least 25% of its Managed Assets in non-investment grade municipal bonds, the Fund is more subject to credit risk than a fund that invests primarily in investment grade municipal bonds.
Municipal Bond Market Risk. Economic exposure to the municipal bond market involves certain risks. The Fund’s economic exposure to municipal bonds includes municipal bonds in the Fund’s portfolio and municipal bonds to which the Fund is exposed through the ownership of TOBs Residuals. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. Certain municipal bonds may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal bonds to which the Fund is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Sub-Advisor than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds to which the Fund may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the ability to sell such bonds at attractive prices or at prices approximating those at which the Fund currently values them.
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In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on Federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes or could limit the tax exemption of certain types of municipal bonds that the Fund may invest in. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal bonds could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and the ability to maintain an adequate tax base.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

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Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipments without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the lease premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.

Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

To be tax exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest received by the Fund from its investment in such bonds and distributed to shareholders may be taxable. It is possible that interest on a municipal bond may be declared taxable after the issuance of the bond, and this determination may apply retroactively to the date of the issuance of the bond, which could cause a portion of prior distributions made by the Fund to be taxable to shareholders in the year of receipt.

High Yield Municipal Securities Risk. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.” The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

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Lower grade securities, though typically high yielding, are characterized by high risk. These securities are subject to a greater risk of default. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in Common Shares of the Fund, both in the short term and the long term.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

The ratings of Moody’s, S&P and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Sub-Advisor also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on the Sub-Advisor’s credit analysis than would be the case when the Fund invests in rated securities.

Limited Term Risk. Unless action is otherwise taken by the Board of Trustees in accordance with the Agreement and Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on [ ]. The Fund will not seek to return $[ ] per share upon termination. The Fund’s limited term may cause it to sell securities when it otherwise would not, which could cause the Fund’s returns to decrease and the market price of the Common Shares to fall. Rather than reinvesting the proceeds of its matured, called or sold securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final termination, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of assets under management. Alternatively, the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund.
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General Leverage Risk. The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of Common Shares. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV. The Fund will also have to pay interest on its borrowings, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment. The Fund’s leveraging strategy may not be successful.

If the Fund enters into a credit facility, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses, that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

The Fund may in the future issue preferred shares as a form of financial leverage. Any such preferred shares of the Fund would be senior to the Fund’s Common Shares, such that holders of preferred shares would have priority over the distribution of the Fund’s assets, including dividends and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would elect two trustees of the Fund, voting separately as a class.

The Fund may also use leverage through its investments in TOBs Residuals. See “Special Risk Considerations — Tender Option Bonds Risk.”

The Fund anticipates that the money borrowed for investment purposes will pay interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money as reset periodically, the leverage may cause the holders of Common Shares to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing return to the holders of Common Shares. Recent developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of Common Shares.

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There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the holders of the Fund’s Common Shares;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares;

•	when the Fund uses financial leverage, the investment advisory fees payable to the Manager and the Sub-Advisor will be higher than if the Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

The use of TOBs Residuals will require the Fund to earmark or segregate assets to cover its obligations (or, if the Fund invests in reverse repurchase agreements, borrows money or issues preferred shares, to maintain asset coverage in conformity with the requirements of the 1940 Act). While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Sub-Advisor does not believe that these covenants or guidelines will impede them from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

The Fund may invest in the securities of other investment companies. Such securities may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the net asset value of the Fund’s Common Shares and the returns to the holders of Common Shares.

Tender Option Bonds Risk. TOBs Residuals are derivative municipal securities that have embedded in them the risk of economic leverage. There is no assurance that the Fund’s strategy of using TOBs Residuals to leverage its assets will be successful.

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Distributions on TOBs Residuals will bear an inverse relationship to short-term municipal bond interest rates. Distributions on the TOBs Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of TOBs Floaters sold by the issuer of these securities relative to the amount of the TOBs Residuals that it sells. The greater the amount of TOBs Floaters sold relative to the TOBs Residuals, the more volatile the distributions on the TOBs Residuals will be. Short-term interest rates are at historic lows and may be more likely to rise in the current market environment.

The Fund’s use of TOBs Residuals will create economic leverage. Any economic leverage achieved through the Fund’s investment in TOBs Residuals will create an opportunity for increased common share net income and returns, but will also create the possibility that common share long-term returns will be diminished if the cost of the TOBs Floaters exceeds the return on the securities in the TOBs Issuer. If the income and gains earned on municipal securities owned by a TOBs Issuer that issues TOBs Residuals to the Fund are greater than the payments due on the TOBs Floaters, the Fund’s returns will be greater than if it had not invested in the TOBs Residual.

The Fund has no current intention of investing in recourse TOBs Residuals. However, circumstances may change and it is possible that in the future the Fund may elect to invest in recourse TOBs Residuals to leverage its portfolio. If the Fund uses recourse TOBs Residuals, the liquidity provider may seek recourse against assets of the Fund, and the Fund may have to pay the liquidity provider the difference between the purchase price of any TOBs Floaters put to the liquidity provider by third party investors and the proceeds realized by the liquidity provider from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Issuer, which could cause the Fund to lose money in excess of its investment in a TOBs Issuer.

Although the Fund generally would unwind a TOBs transaction rather than try to sell a TOBs Residual, if it did try to sell a TOBs Residual, its ability to do so would depend on the liquidity of the TOBs Residual. TOBs Residuals have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in the TOBs Issuer. The market price of TOBs Residuals are more volatile than the underlying securities due to leverage. The leverage attributable to TOBs Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the Common Shares may be greater for a fund that relies primarily on TOBs Residuals to achieve a desired effective leverage ratio. The Fund may be required to sell its TOBs Residuals at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in the TOBs Issuer are not actively trading due to adverse market conditions;

•	If the sponsors of TOBs Issuers (as a collective group or individually) experience financial hardship and consequently seek to terminate TOBs Issuers sponsored by them; and

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•	If the value of an underlying security declines significantly (to a level below the notional value of the TOBs Floaters issued by the TOBs Issuer) and if additional collateral has not been posted by the Fund.

The Fund may invest in taxable TOBs Residuals, issued by TOBs Issuers formed with taxable municipal securities. The market for such taxable TOBs Residuals is relatively new and undeveloped. Initially, there may be a limited number of counterparties, which may increase the credit risks, counterparty risks, liquidity risks and other risks of investing in taxable TOBs Residuals. The Fund may not invest more than 20% of its Managed Assets in any single third party sponsor that establishes a TOBs Issuer.

Debt Securities Risk. The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up (long-term debt securities will normally have more price volatility because of interest rate risk than short-term debt securities); (v) selection risk, i.e., the securities selected by the Manager may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income, if the proceeds are reinvested at lower interest rates.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund’s yield will fluctuate with changes in short-term interest rates.

Tax Risk. It is expected that the Fund’s distributions will generally be treated as tax-exempt income for purposes of the regular federal tax. A portion of the Fund’s distributions may be subject to Federal income tax and such distributions will generally be subject to state and local taxes. A portion of such distributions may be includable in taxable income for purposes of the Federal alternative minimum tax. See “Federal Tax Matters.”

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities.

The Fund is generally not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

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The Fund will invest in municipal bonds, generally in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those bonds will be excludable from gross income for Federal income tax purposes. Subsequent to the Fund’s acquisition of such a municipal bond, however, the bond may be determined to pay, or to have paid, taxable income. As a result, the treatment of distributions previously paid or to be paid by the Fund as exempt-interest dividends could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities.

The IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income previously distributed as exempt-interest dividends.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Manager and the Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments have experienced periods of extreme illiquidity and volatility since the latter half of 2007. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including municipal bonds. These conditions resulted in, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund’s municipal bonds uncertain and/or result in sudden and significant valuation increases or declines in its holdings. Also, issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal bonds could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Common Shares.

In response to the recent national economic downturn, governmental cost burdens may be reallocated among Federal, state and local governments. Also, as a result of the downturn, many state and local governments have experienced significant reductions in revenues and consequently difficulties meeting ongoing expenses. As a result, certain of these state and local governments may have difficulty paying principal or interest on their outstanding debt and may experience ratings downgrades of their debt. In addition, municipalities might seek protection under the bankruptcy laws, thereby affecting the repayment of their outstanding debt.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for fixed-income securities trading. Fixed-income securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed-income securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. As a result, the Fund may be subject to the risk that when a fixed-income security is sold in the market, the amount received by the Fund is less than the value of such fixed-income security carried on the Fund’s books.
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Distressed Securities Risk. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets the Fund receives in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or could be taxable to some extent. Moreover, any securities the Fund receives upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.
Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s leverage would likely increase, which would tend to further reduce returns to the holders of the Fund’s Common Shares. Deflation risk is the risk that prices throughout the economy decline over time-the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Market Discount From Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV per Common Share could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period of time following completion of this offering. The net asset value per Common Share will be reduced immediately following this offering as a result of the payment of certain offering costs. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as net asset value, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund’s portfolio holdings, the timing and success of the Fund’s investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Common Shares, trading volume of the Common Shares, general market, interest rate and economic conditions and other factors that may be beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.
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Derivatives Risk. The Fund’s investments in derivatives have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. Certain of the derivative instruments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. Furthermore, the ability to successfully use derivative instruments depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of derivative instruments to generate income, for hedging, for currency or interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, there may be situations in which the Sub-Advisor elects not to use derivatives which may result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s investments in derivatives are not otherwise available to the Fund for investment purposes.
The Fund may manage some of its derivative positions, if any, by segregating an amount of cash, cash equivalents or liquid securities on the Fund’s records in an amount equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirements under the 1940 Act; and therefore, the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33-1/3% of its Managed Assets. In addition, to the extent that any offsetting positions do not perform in relation to one another as expected, the Fund may perform as if it were leveraged.
The Fund may also invest in structured notes. A structured note is a debt security, whose interest payments are tied to the movement of an interest rate, stock, stock index, commodity, or currency. In addition to the derivatives risks set forth above, structured notes may be subject to additional risks such as opaque fees, poor liquidity, and a high degree of complexity. In addition, because of their uniqueness, each structured note may have additional specific risks that may not be immediately apparent.
The Fund may also invest in special purpose vehicles (“SPVs”). SPVs are limited-purpose entities that are created solely for the purpose of holding assets. SPVs serve as a passthrough conduits in creating securities backed by mortgages, credit card and auto loans, leases, and other financial assets. Payment of interest and repayment of underlying securities may be largely depended upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. In addition, SPVs may be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement and prepayment risk.
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Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to holders of the Fund’s Common Shares, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the holders of the Fund’s Common Shares. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See “The Fund’s Investments-Investment Practices-Portfolio Turnover” and “Federal Tax Matters.”
Market Disruption Risk. The terrorist attacks in the U.S. on September 11, 2001 had a disruptive effect on the securities markets. The ongoing U.S. military and related action in Afghanistan and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund’s operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Fund’s Common Shares. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the Common Shares or the net asset value of the Fund.
Illiquid/Restricted Securities Risk. The Fund may invest in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, and the Manager’s and the Sub-Advisor’s judgment may each play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.
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Certain Affiliations. Unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.
Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the holders of the Fund’s Common Shares of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Certain Provisions in the Agreement and Declaration of Trust and By-Laws” and “Risks-Anti-Takeover Provisions.”
Secondary Market for the Fund’s Common Shares. The issuance of Common Shares through the Fund’s dividend reinvestment plan may have an adverse effect on the secondary market for the Fund’s Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund’s dividend reinvestment plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the dividend reinvestment plan at any time when Common Shares are trading at a lower price than the Fund’s NAV per Common Share. When the Fund’s Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.
Other Investment Companies Risk. The Fund may invest in securities of other investment companies, including other closed-end or open-end investment companies (including ETFs). The market value of their shares may differ from the net asset value of the particular fund. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities. In addition, if the Fund invests in such investment companies or investment funds, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund, but also will indirectly bear similar expenses of the underlying investment company. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Special Risk Considerations—General Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Sub-Advisor.
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ETF Risk. An ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETF also incurs certain expenses not incurred by its applicable index. The market value of an ETF share may differ from its net asset value; the share may trade at a premium or discount to its net asset value, which may be due to, among other things, differences in the supply and demand in the market for the share and the supply and demand in the market for the underlying assets of the ETF. In addition, certain securities that are part of the index tracked by an ETF may, at times, be unavailable, which may impede the ETF’s ability to track its index. An ETF that utilizes leverage can, at times, be relatively illiquid, which can affect whether its share price approximates net asset value. As a result of using leverage, an ETF is subject to the risk of failure in the futures and options markets it uses to obtain leverage and the risk that a counterparty will default on its obligations, which can result in a loss to the Fund.

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Summary of Fund Expenses

The following table shows Fund expenses as a percentage of net assets attributable to Common Shares. The “Other expenses” shown in the table and related footnotes are based on estimated amounts.

SHAREHOLDER TRANSACTION EXPENSES
Sales load paid by you (as a percentage of offering price)	[__]%
Offering expenses borne by the Fund (as a percentage of offering price)	[__]%(1)
Dividend reinvestment plan fees	[__](2)

ANNUAL EXPENSES (as a percentage of net assets attributable to Common Shares)
Management fees (3)%
Interest payments on borrowed funds	%
Other expenses:
Remainder of other expenses	%
Total annual expenses	%

__________________________

(1)	The Manager has agreed to pay: [insert]. Assuming the Fund issues Common Shares ($ ), the Fund’s offering costs are estimated to be $ . Of this amount, the Fund, and therefore holders of the Fund’s Common Shares will bear $ , or $[__] per Common Share, and the Manager will bear $ .

(2)	You will pay brokerage charges if you direct [__], as agent for the holders of the Fund’s Common Shares, to sell your Common Shares held in a dividend reinvestment account.

(3)	The Manager will receive a fee at an annual rate of [ ]% of the average daily value of the Fund’s Managed Assets. The management fee percentage calculation assumes the use of leverage by the Fund. To derive the annual management fee as a percentage of the Fund’s net assets (which are the Fund’s total assets less all of the Fund’s liabilities), the Fund’s estimated Managed Assets (approximately $[ ]) were multiplied by the annual management fee rate and then divided by the Fund’s estimated net assets (approximately $[ ]).

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the table under “Other expenses” and “Total annual expenses” are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues approximately

Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Shares. See “Management of the Fund” and “Dividend Reinvestment Plan.”

The following example illustrates the expenses (including the sales load of $[__] and estimated offering expenses of this offering of $[__]) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of % of net assets attributable to Common Shares and (2) a [__]% annual return*:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$	$	$	$

*	THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes that the estimated “Other expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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The Fund

The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized on April 20, 2011, as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (the “Agreement and Declaration of Trust”). As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 51 Madison Avenue, New York, NY 10010, and its telephone number is (212) 576-7000. Investment in the Fund involves certain risks and special considerations, including risks associated with the Fund’s use of leverage. See “Risks.” The Fund will have an approximate 12-year limited term unless otherwise determined by the Fund’s Board of Trustees. See “Limited Term.”

Use of Proceeds

The net proceeds of this offering of Common Shares will be approximately $ ($                       if the Underwriters exercise the overallotment option in full) after payment of the estimated offering costs. The Manager has agreed to pay: [insert] It is currently anticipated that the Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and policies as stated below. The Fund expects it will be able to invest substantially all of the net proceeds in securities that meet the Fund’s investment objectives and policies within [      months] after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in temporary investments.

The Fund’s Investments

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s primary investment objective is to seek current income exempt from regular Federal income taxes (but which may be includable in taxable income for purposes of the alternative minimum tax). The Fund has a secondary objective of total return. There can be no assurance that the Fund’s investment objectives will be achieved.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its “Managed Assets” in municipal bonds, whose interest is, in the opinion of bond counsel to the issuers, generally excludable from gross income for regular Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax).

Municipal bonds are a form of debt obligations, which may have a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds include, among other instruments, general obligation bonds, revenue bonds, municipal leases, certificates of participation, private activity bonds, and moral obligation bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. Under normal market conditions, the Fund may not invest more than 25% of its Managed Assets in municipal bonds of issuers located in a single state.

Although the Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds, MacKay Shields LLC, the Fund’s Sub-Advisor (as defined below), intends to invest at least 75% of the Fund’s Managed Assets in investment grade quality bonds as rated by at least one independent rating agency (such as bonds rated BBB- or higher by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”) or Baa3 or higher by Moody’s Investor Service, Inc. (“Moody’s”)). It is possible that the Fund could invest up to 100% of its Managed Assets in these securities. The Fund may invest up to 25% in non-investment grade municipal bonds (commonly referred to as “junk bonds”), including up to 10% of its Managed Assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by an independent rating agency (such as bonds rated D by S&P or Moody’s), or if unrated, judged to be of comparable quality by the Sub-Advisor (“distressed securities”). If the independent ratings agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. The Fund may also invest up to 20% in taxable municipal securities. The Fund can invest in bonds of any maturity; however, it will generally invest in municipal bonds that have a maturity of five years or longer at the time of purchase.

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The Fund may also invest more than 25% of its Managed Assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities. A portion of the Fund’s distributions may be subject to Federal income tax and such distributions will generally be subject to state and local taxes. A portion of the Fund’s distributions may be includable in taxable income for purposes of the Federal alternative minimum tax.

The Fund may invest in other registered investment companies, including closed-end funds and exchange-traded funds (“ETFs”), subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund intends to use leverage to seek to achieve its investment objectives. The Fund may invest in derivatives, such as futures, options, special purpose vehicles and swap agreements to seek enhanced returns or to reduce the risk of loss of (hedge) certain of its holdings. Income or gains from such derivatives may result in taxable distributions by the Fund.

The Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission’s (“SEC”) standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

All percentage limitations described in this Prospectus are measured at the time of investment and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund’s portfolio securities. To the extent the Fund invests in other registered investment companies, including closed-end funds and ETFs, the Fund may count such holdings towards various guideline tests (such as the 80% policy), so long as the underlying holdings of such investment companies are exempt from regular Federal income taxes (but which may be includable in taxable income for purposes of the alternative minimum tax).

“Managed Assets” are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) any credit facility, any issuance of preferred shares or notes, or any reverse repurchase agreements) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage).

The Fund’s investment objectives, the 80% policy and certain of the investment restrictions listed in the SAI are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares voting as a single class. The remainder of the Fund’s investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval, provided that shareholders receive at least 60 days’ prior written notice of any such change adopted by the Board of Trustees. As defined in the 1940 Act, when used with respect to particular shares of the Fund, a “majority of the outstanding voting securities” means: (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) more than 50% of the shares, whichever is less.

INVESTMENT PHILOSOPHY AND PROCESS

The Sub-Advisor believes inefficiencies exist in the tax-exempt and tax-advantaged securities markets. In order to capitalize on these opportunities, the Sub-Advisor applies both a top-down and bottom-up research investment process. The Sub-Advisor’s top-down analysis considers the economic, interest rate, inflation outlook and other economic variables to guide overall portfolio structure. The Sub-Advisor employs a value oriented security selection process to invest in securities it believes to be mispriced which offer a yield advantage. In choosing investments, the Sub-Advisor analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities. In addition, the Sub-Advisor reviews macroeconomic events, technical characteristics in the municipal bond market, tax policies, as well as analyzing individual municipal securities and sectors. The Sub-Advisor focuses on reducing volatility through its disciplined investment process and investment risk management.

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The Sub-Advisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Sub-Advisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer’s financial condition.

PORTFOLIO COMPOSITION

The Fund’s portfolio will be composed principally of the following investments. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the SAI.

Municipal Bonds

Set forth below is a detailed description of the municipal bonds in which the Fund invests. Information with respect to ratings assigned to tax-exempt obligations that each Fund may purchase is set forth in Appendix A—”Ratings of Investments” in the SAI. Obligations are included within the term municipal bonds if the interest paid thereon is excluded from gross income for federal income tax purposes in the opinion of bond counsel to the issuer.

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase Municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease.

The municipal bonds in which the Fund invests pay interest or income that, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax. The Sub-Advisor does not conduct its own analysis of the tax status of the interest paid by municipal bonds held by the Fund, but will rely on the opinion of counsel to the issuer of each such instrument. The Fund may also invest in municipal bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular Federal income tax. In addition to the types of Municipal bonds described in this Prospectus, each Fund may invest in other securities that pay interest or income that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Fund treats all of such tax-exempt securities as municipal bonds.

The yields on municipal bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

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Private Activity Bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal bonds, although the current federal tax laws place substantial limitations on the size of such issues.

Private activity bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

The Fund has not established any limit on the percentage of its portfolio that may be invested in private activity bonds. The Fund expects that a portion of the interest or income it produces will be includable in alternative minimum taxable income.

Moral Obligation Bonds. The Fund also may invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations and Certificates of Participation. Also included within the general category of municipal bonds are participations in lease obligations or installment purchase contract obligations of municipal authorities or entities (hereinafter collectively called “Municipal Lease Obligations”). Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying Municipal Bonds. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying Municipal Bonds, plus accrued interest.

Zero Coupon Bonds. The Fund may invest in zero-coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, the Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its common shareholders.

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“High Yield” or “Junk” Bonds. The Fund may invest up to 25% of its Managed Assets in non-investment grade municipal bond (commonly referred to as “junk bonds”), including up to 10% of its Managed Assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by an independent rating agency (such as bonds rated D by S&P or Moody’s), or if unrated, judged to be of comparable quality by the Sub-Advisor (“distressed securities”). Securities rated below investment grade are judged to have speculative characteristics with respect to their interest and principal payments. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Tender Option Bonds

The Fund may leverage its assets through the use of tender option bond trusts (each, a “TOBs Issuer”). A TOBs Issuer is typically established by a third party sponsor forming a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities. The Fund may not invest more than 5% of its Managed Assets in any single TOBs Issuer. A TOBs Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOBs Floaters”), which are sold to third party investors, and TOBs Residuals, which are generally issued to the Fund. The Fund may invest in both TOBs Floaters and TOBs Residuals. The Fund does not currently intend to invest in TOBs Residuals issued by a TOBs Issuer that was not formed for the Fund, although it reserves the right to do so in the future.

The TOBs Issuer receives municipal bonds or other municipal securities from the Fund through the sponsor and then issues TOBs Floaters to third party investors and a TOBs Residual to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund and therefore the holders of the Fund’s Common Shares indirectly) received by the TOBs Issuer from the sale of the TOBs Floaters and typically will invest the cash in additional municipal bonds or other investments permitted by its investment policies. TOBs Floaters may have first priority on the cash flow from the securities held by the TOBs Issuer and are enhanced with a liquidity support arrangement from a bank or an affiliate of the sponsor (the “liquidity provider”) which allows holders to tender their position at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of the TOBs Floaters, also receives the TOBs Residual. The TOBs Residual provides the Fund with the right to (1) cause the holders of the TOBs Floaters to tender their notes to the TOBs Issuer at par (plus accrued interest), and (2) acquire the municipal bonds or other municipal securities from the TOBs Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the securities held in the TOBs Issuer are passed through to the Fund, as the holder of the TOBs Residual. This transaction, in effect, creates exposure for the Fund to the entire return of the securities in the TOBs Issuer, with a net cash investment by the Fund that is less than the value of the securities in the TOBs Issuer. This multiplies the positive or negative impact of the securities’ return within the Fund (thereby creating leverage).

The TOBs Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the securities in the TOBs Issuer, a substantial downgrade in the credit quality of the issuer of the securities in the TOBs Issuer, the inability of the TOBs Issuer to obtain liquidity support for the TOBs Floaters, a substantial decline in the market value of the securities in the TOBs Issuer, or the inability of the sponsor to remarket any TOBs Floaters tendered to it by holders of the TOBs Floaters. In such an event, the TOBs Floaters would be redeemed by the TOBs Issuer at par (plus accrued interest) out of the proceeds from a sale of the securities in the TOBs Issuer. If this happens, the Fund would be entitled to the assets of the TOBs Issuer, if any, that remain after the TOBs Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these securities to redeem all of the TOBs Floaters at par (plus accrued interest), the liquidity provider or holders of the TOBs Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOBs Residual). A recourse TOBs Residual is generally a TOBs Residual issued by a TOBs Issuer in which the TOBs Floaters represent greater than 75% of the market value of the securities at the time they are deposited in the TOBs Issuer. If the Fund were to invest in a recourse TOBs Residual to leverage its portfolio, it would typically be required to enter into an agreement pursuant to which the Fund is required to pay to the liquidity provider the difference between the purchase price of any TOBs Floaters put to the liquidity provider by holders of the TOBs Floaters and the proceeds realized from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Issuer. The Fund currently does not intend to use recourse TOBs Residuals to leverage the Fund’s portfolio, but reserves the right to do so depending on future market conditions. See “Special Risk Considerations — Tender Option Bonds Risk.”

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Under accounting rules, securities of the Fund that are deposited into a TOBs Issuer are investments of the Fund and are presented on the Fund’s Schedule of Investments and outstanding TOBs Floaters issued by a TOBs Issuer are presented as liabilities in the Fund’s Statement of Assets and Liabilities. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the TOBs Floaters and other expense related to remarketing, administration and trustee services to a TOBs Issuer are reported as expenses of the Fund.

For TOBs Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying securities deposited in the TOBs Issuer, the Fund as the holder of the TOBs Floaters relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOBs Issuer provide for a liquidation of the municipal security deposited in the TOBs Issuer and the application of the proceeds to pay off the TOBs Floaters.

The Fund may invest in both TOBs Floaters and TOBs Residuals issued by the same TOBs Issuer.

The Fund intends to invest in TOBs the interest on which will, in the opinion of bond counsel, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel’s opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of TOBs and the associated fees in relation to various regulated investment company tax provisions, is, in some cases, not certain.

Other Investment Companies

The Fund may, subject to the limitations of the 1940 Act, invest in securities of other open- or closed-end investment companies (including exchange traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or any offering of Preferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market or when attractive investment opportunities arise in other investment companies. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of that investment company’s advisory and other fees and expenses with respect to assets so invested. Holders of Common Shares will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Sub-Advisor will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal securities investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in this Prospectus in the section entitled “Special Risk Considerations—General Leverage Risks,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Sub-Advisor. The Fund treats its investments in such open- or closed-end investment companies as investments in municipal securities.

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Temporary Investments; Invest-Up Period; Termination

During the period in which the net proceeds of this offering of Common Shares are being invested or during periods in which the Manager determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its assets in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; credit linked notes; repurchase agreements with respect to any of the foregoing; or any other fixed income securities that the Manager considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.

Unless action is otherwise taken by the Board of Trustees in accordance with the Agreement and Declaration of Trust, the Fund will commence the process of liquidation and termination beginning with the close of business on [       ]. As the Fund approaches its Termination Date, and during the period after the Termination Date in which the Fund is in the process of liquidating, the portfolio composition of the Fund may change as more of its municipal bonds are sold. Rather than reinvesting the proceeds of its municipal bonds, the Fund may invest the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Certificates of Deposit. Certificates of deposit are certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

Fixed Time Deposits. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Bankers’ Acceptances. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

INVESTMENT PRACTICES

Derivatives. The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss of (hedge) certain of its holdings. Derivatives may be used to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from fluctuations in the debt securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of the aforementioned derivative instruments may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any derivative is a function of market conditions. The ability of the Fund to use derivatives successfully will depend on the Sub-Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. There is no assurance that these derivative strategies will be available at any time or that the Sub-Advisor will determine to use them for hedging or risk management purposes or, if used, that the strategies will be successful. The derivatives that the Fund may use are described in the SAI under “[       ].” Income or gains from such derivatives may result in taxable distributions by the Fund.

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The principal risks relating to the use of derivatives are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Fund’s portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Sub-Advisor; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Fund being in a worse position than if such techniques had not been used. Certain provisions of the Code may also restrict or affect the ability of the Fund to engage in derivative transactions.

Portfolio Turnover. The Fund’s annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund’s investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to holders of the Fund’s Common Shares, will be taxable as ordinary income. See “Federal Tax Matters.”

LIMITED TERM

Pursuant to the terms of the Fund’s Agreement and Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on [         ] (“Termination Date”) unless extended (as discussed below), except that during the six-month period preceding the Termination Date (or Extended Termination Date), the Board of Trustees may, without shareholder approval unless such approval is required by the 1940 Act, determine to (i) merge or consolidate the Fund with or into one or more trusts or corporations (or series or classes thereof to the extent permitted by law), partnerships, associations, or other business entities so long as the surviving or resulting entity is an open-end investment company that will succeed to or assume the Fund’s registration under the 1940 Act and that is managed by the same investment adviser which serves as the investment adviser to the Fund at that time or is an affiliate of such investment adviser; or (ii) convert the Fund from a closed-end investment company into an open-end registered investment company.

Prior to the commencement of the six-month period preceding the Termination Date, a majority of the Board of Trustees may extend the Termination Date for a period of not more than two years or such shorter time as may be determined (“Extended Termination Date”), upon a determination that taking actions (i) or (ii) described in the immediately preceding paragraph would not, given prevailing market conditions, be in the best interests of the Fund’s shareholders. The Termination Date may similarly be extended an unlimited number of times by the Board of Trustees prior to the first business day of the sixth month before the next occurring Extended Termination Date. See “Certain Provisions in the Agreement and Declaration of Trust.”

Leverage Program

The Fund intends to use leverage to seek to achieve its investment objectives. The Fund may use leverage by borrowing funds from banks or other financial institutions (such as through margin purchases involving a prime broker), by investing in derivative instruments with leverage imbedded in them, such as residual interest municipal tender option bonds (“TOBs Residuals”), by investing in reverse repurchase agreements, by issuing preferred shares or by any other means permitted under the 1940 Act. Under current market conditions, the Manager and the Sub-Advisor anticipate that the overall effective leverage, which includes all forms of leverage, will not exceed 35% of the Fund's Managed Assets upon launch. However, in no event will the Fund’s overall effective leverage exceed 50% of the Fund’s Managed Assets.

The use of leverage is subject to numerous risks and will cause the Fund’s NAV to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its Common Shares.

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The use of borrowings to leverage the Common Shares can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of the Common Shares. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per Common Share to a greater extent than if the Fund did not utilize leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its Common Shares. During periods in which the Fund is using leverage, the fees paid to the Manager and the Sub-Advisor for advisory and sub-advisory services will be higher than if the Fund did not use leverage, because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the proceeds from leverage.

The use of TOBs Residuals will require the Fund to earmark or segregate liquid assets in an amount equal to any TOBs Floaters, plus any accrued but unpaid interest due on the TOBs Floaters, issued by TOBs Issuers sponsored on behalf of the Fund that are not owned by the Fund. The use of a reverse repurchase agreement will require the Fund to earmark or segregate liquid assets in an amount equal to the Fund’s repurchase obligation under the reverse repurchase agreement. The Fund will not earmark or segregate assets transferred to a TOBs Issuer or a reverse repurchase agreement counterparty. The Fund reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations.

There can be no assurance that the Fund’s leverage strategy will be successful or that the Fund will be able to use leverage at all. Recent developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of the Common Shares.

Use of leverage creates an opportunity for increased income and return for holders of the Fund's Common Shares but, at the same time, creates risks, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the Common Shares. The management fees and sub-advisory fees paid by the Fund will be calculated on the basis of the Fund's Managed Assets, which includes proceeds from (and assets subject to) any credit facility, any issuance of Preferred Shares or notes, or any reverse repurchase agreements minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). Therefore, the management and sub-advisory fees payable to the Fund’s Manager and Sub-Advisor, respectively, will be higher when leverage is utilized. This will create a conflict of interest between the Fund's Manager and Sub-Advisor, on the one hand, and the holders of the Fund's Common Shares, on the other hand. To monitor this potential conflict, the Board of Trustees intends to periodically review the Fund’s use of leverage, including its impact on the Fund’s performance and on the fees paid to the Fund's Manager and Sub-Advisor.

The Fund reserves the flexibility to issue Preferred Shares or debt, borrow money, issue commercial paper or enter into similar transactions to add leverage to its portfolio. Any use of leverage by the Fund will be consistent with the provisions of the 1940 Act. The leverage would have complete priority upon distribution of assets over Common Shares. The issuance of leverage would leverage the Common Shares. Although the timing of any leverage and the terms of the leverage (other than any short positions and derivative transactions) would be determined by the Fund’s Board of Trustees, the Fund expects to invest the proceeds derived from any leverage offering in securities consistent with the Fund’s investment objectives and policies. If Preferred Shares are issued, they would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more. So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage, after taking expenses into consideration, the leverage will cause the holders of the Fund’s Common Shares to receive a higher rate of return than if the Fund were not leveraged.

Leverage creates risk for the holders of the Fund’s Common Shares, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the holders of the Fund’s Common Shares or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund’s return will be less than if leverage had not been used, and therefore the amount available for distribution to the holders of the Fund’s Common Shares as dividends and other distributions will be reduced. In the latter case, the Sub-Advisor in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the holders of the Fund’s Common Shares of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to the holders of the Fund’s Common Shares. The fees paid to the Manager (and by the Manager to the Sub-Advisor) will be calculated on the basis of the Managed Assets, including proceeds from borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing leverage, the investment advisory fee payable to the Manager (and by the Manager to the Sub-Advisor) will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See “Risks-Leverage Risk.”

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The Fund’s Agreement and Declaration of Trust authorizes the Fund, without prior approval of the holders of the Fund’s Common Shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33-1/3% of Managed Assets). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. The Fund intends to manage its short positions in securities and certain of its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions. The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33-1/3% of its Managed Assets.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of the Fund’s Common Shares in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Advisor from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s Managed Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund’s Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s Managed Assets is at least 200% of such liquidation value after deducting the amount of such dividend or distribution. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include more stringent asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund’s ability to qualify as a regulated investment company under the Code. If the Fund has Preferred Shares outstanding, two of the Fund’s Trustees will be elected by the holders of Preferred Shares as a class.

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The remaining Trustees of the Fund will be elected by holders of Common Shares and Preferred Shares, if any, voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Risks

Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see “Additional Information About the Fund’s Investments and Investment Risks” in the SAI.

NO OPERATING HISTORY

The Fund is a newly organized, diversified, closed-end management investment company with no operating history. It is designed for long-term investing and not as a vehicle for trading. Shares of closed-end investment companies frequently trade at a discount from their NAV. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

INVESTMENT RISK

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. As with any stock, the price of the Fund’s Common Shares will fluctuate with market conditions and other factors. The Fund uses leverage, which will magnify the Fund’s investment, market and certain other risks.

Market Risk and Selection Risk

Market risk is the possibility that the market values of securities owned by the Fund will decline. There is a risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Market risk is often greater among certain types of debt securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations. Selection risk is the risk that the securities that the Fund’s management selects will underperform the bond market, the market relevant indices, or other funds with similar investment objectives and investment strategies.

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Interest Rate Risk

Generally, when market interest rates rise, prices of debt securities fall, and vice versa. Interest rate risk is the risk that the debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. As interest rates decline, issuers of municipal bonds that have the right to call those securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. The Fund may utilize certain strategies, including taking positions in futures and options for the purpose of reducing the interest rate sensitivity of the Fund’s debt securities and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful.

CREDIT RISK

Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s NAV or dividends. Because the Fund may invest at least 25% of its Managed Assets in non-investment grade municipal bonds, the Fund is more subject to credit risk than a fund that invests primarily in investment grade municipal bonds.

Municipal Bond Market Risk

Economic exposure to the municipal bond market involves certain risks. The Fund’s economic exposure to municipal bonds includes municipal bonds in the Fund’s portfolio and municipal bonds to which the Fund is exposed through the ownership of TOBs Residuals. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. Certain municipal bonds may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal bonds to which the Fund is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Sub-Advisor than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds to which the Fund may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the ability to sell such bonds at attractive prices or at prices approximating those at which the Fund currently values them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on Federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes or could limit the tax exemption of certain types of municipal bonds that the Fund may invest in. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal bonds could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

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General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and the ability to maintain an adequate tax base.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipments without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the lease premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.

Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

High Yield MUNICIPAL SECURITIES Risk

Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.” The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

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Lower grade securities, though typically high yielding, are characterized by high risk. These securities are subject to a greater risk of default. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial conditions of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted is uncertain. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in Common Shares of the Fund, both in the short term and the long term.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

The ratings of Moody’s, S&P and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Sub-Advisor also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on the Sub-Advisor’s credit analysis than would be the case when the Fund invests in rated securities.

TAX RISK

It is expected that the Fund’s distributions will generally be treated as tax-exempt income for purposes of the regular Federal tax. A portion of the Fund’s distributions may be subject to Federal income tax and such distributions will generally be subject to state and local taxes. A portion of such distributions may be includable in taxable income for purposes of the Federal alternative minimum tax. See “Federal Tax Matters.”

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities.

The Fund is generally not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

The Fund will invest in municipal bonds, generally in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those bonds will be excludable from gross income for federal income tax purposes. Subsequent to the Fund’s acquisition of such a municipal bond, however, the bond may be determined to pay, or to have paid, taxable income. As a result, the treatment of distributions previously paid or to be paid by the Fund as exempt-interest dividends could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities.

The IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income previously distributed as exempt-interest dividends.

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 Limited Term Risk

Unless action is otherwise taken by the Board of Trustees in accordance with the Agreement and Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on [ ]. The Fund will not seek to return $[ ] per share upon termination. The Fund’s limited term may cause it to sell securities when it otherwise would not, which could cause the Fund’s returns to decrease and the market price of the Common Shares to fall. Rather than reinvesting the proceeds of its matured, called or sold securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final termination, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of assets under management. Alternatively, the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund.

General Leverage Risk

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of Common Shares. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV. The Fund will also have to pay interest on its borrowings, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment. The Fund’s leveraging strategy may not be successful.

If the Fund enters into a credit facility, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses, that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

The Fund may in the future issue preferred shares as a form of financial leverage. Any such preferred shares of the Fund would be senior to the Fund’s Common Shares, such that holders of preferred shares would have priority over the distribution of the Fund’s assets, including dividends and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would elect two trustees of the Fund, voting separately as a class.

The Fund may also use leverage through its investments in TOBs Residuals. See “Special Risk Considerations — Tender Option Bonds Risk.”

The Fund anticipates that the money borrowed for investment purposes will pay interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money as reset periodically, the leverage may cause the holders of Common Shares to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing return to the holders of Common Shares. Recent developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of Common Shares.

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

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•	the likelihood of greater volatility of net asset value, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the holders of the Fund’s Common Shares;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares;

•	when the Fund uses financial leverage, the investment advisory fees payable to the Manager and the Sub-Advisor will be higher than if the Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

The use TOBs Residuals will require the Fund to segregate assets to cover its obligations (or, if the Fund invests in reverse repurchase agreements, borrows money or issues preferred shares, to maintain asset coverage in conformity with the requirements of the 1940 Act). While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Sub-Advisor does not believe that these covenants or guidelines will impede them from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

The Fund may invest in the securities of other investment companies. Such securities may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the net asset value of the Fund’s Common Shares and the returns to the holders of Common Shares.

Tender Option Bonds Risk

TOBs Residuals are derivative municipal securities that have embedded in them the risk of economic leverage. There is no assurance that the Fund’s strategy of using TOBs Residuals to leverage its assets will be successful.

Distributions on TOBs Residuals will bear an inverse relationship to short-term municipal bond interest rates. Distributions on the TOBs Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of TOBs Floaters sold by the issuer of these securities relative to the amount of the TOBs Residuals that it sells. The greater the amount of TOBs Floaters sold relative to the TOBs Residuals, the more volatile the distributions on the TOBs Residuals will be. Short-term interest rates are at historic lows and may be more likely to rise in the current market environment.

The Fund’s use of TOBs Residuals will create economic leverage. Any economic leverage achieved through the Fund’s investment in TOBs Residuals will create an opportunity for increased common share net income and returns, but will also create the possibility that common share long-term returns will be diminished if the cost of the TOBs Floaters exceeds the return on the securities in the TOBs Issuer. If the income and gains earned on municipal securities owned by a TOBs Issuer that issues TOBs Residuals to the Fund are greater than the payments due on the TOBs Floaters, the Fund’s returns will be greater than if it had not invested in the TOBs Residual.

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The Fund has no current intention of investing in recourse TOBs Residuals. However, circumstances may change and it is possible that in the future the Fund may elect to invest in recourse TOBs Residuals to leverage its portfolio. If the Fund uses recourse TOBs Residuals, the liquidity provider may seek recourse against assets of the Fund, and the Fund may have to pay the liquidity provider the difference between the purchase price of any TOBs Floaters put to the liquidity provider by third party investors and the proceeds realized by the liquidity provider from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Issuer, which could cause the Fund to lose money in excess of its investment in a TOBs Issuer.

Although the Fund generally would unwind a TOBs transaction rather than try to sell a TOBs Residual, if it did try to sell a TOBs Residual, its ability to do so would depend on the liquidity of the TOBs Residual. TOBs Residuals have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in the TOBs Issuer. The market price of TOBs Residuals are more volatile than the underlying securities due to leverage. The leverage attributable to TOBs Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the Common Shares may be greater for a fund that relies primarily on TOBs Residuals to achieve a desired effective leverage ratio. The Fund may be required to sell its TOBs Residuals at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in the TOBs Issuer are not actively trading due to adverse market conditions;

•	If the sponsors of TOBs Issuers (as a collective group or individually) experience financial hardship and consequently seek to terminate TOBs Issuers sponsored by them; and

•	If the value of an underlying security declines significantly (to a level below the notional value of the TOBs Floaters issued by the TOBs Issuer) and if additional collateral has not been posted by the Fund.

The Fund may invest in taxable TOBs Residuals, issued by TOBs Issuers formed with taxable municipal securities. The market for such taxable TOBs Residuals is relatively new and undeveloped. Initially, there may be a limited number of counterparties, which may increase the credit risks, counterparty risks, liquidity risks and other risks of investing in taxable TOBs Residuals. The Fund may not invest more than 20% of its Managed Assets in any single third party sponsor that establishes a TOBs Issuer.

Debt Securities Risk

The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand of debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up (long-term debt securities will normally have more price volatility because of interest rate risk than short-term debt securities); (v) selection risk, i.e., the securities selected by the Manager may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income, if the proceeds are reinvested at lower interest rates.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund’s yield will fluctuate with changes in short-term interest rates.

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MANAGEMENT RISK

The Fund is subject to management risk because it is an actively managed portfolio. The Manager and the Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk

The markets for credit instruments have experienced periods of extreme illiquidity and volatility since the latter half of 2007. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including municipal bonds. These conditions resulted in, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund’s municipal bonds uncertain and/or result in sudden and significant valuation increases or declines in its holdings. Also, issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal bonds could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Common Shares.

In response to the recent national economic downturn, governmental cost burdens may be reallocated among Federal, state and local governments. Also, as a result of the downturn, many state and local governments have experienced significant reductions in revenues and consequently difficulties meeting ongoing expenses. As a result, certain of these state and local governments may have difficulty paying principal or interest on their outstanding debt and may experience ratings downgrades of their debt. In addition, municipalities might seek protection under the bankruptcy laws, thereby affecting the repayment of their outstanding debt.

VALUATION RISK

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for fixed-income securities trading. Fixed-income securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed-income securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. As a result, the Fund may be subject to the risk that when a fixed-income security is sold in the market, the amount received by the Fund is less than the value of such fixed-income security carried on the Fund’s books.

DISTRESSED SECURITIES RISK

Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or could be taxable to some extent. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

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INFLATION/DEFLATION RISK

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to the holders of the Fund’s Common Shares. Deflation risk is the risk that prices throughout the economy decline over time-the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

MARKET DISCOUNT FROM NET ASSET VALUE RISK

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV per Common Share could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period of time following completion of this offering. The NAV of the Common Shares will be reduced immediately following this offering as a result of the payment of certain offering costs. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as net asset value, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund’s portfolio holdings, the timing and success of the Fund’s investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Common Shares, trading volume of the Common Shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

DERIVATIVES RISK

The Fund’s investments in derivatives have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. Certain of the derivative instruments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. Furthermore, the ability to successfully use derivative instruments depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of derivative instruments to generate income, for hedging, for currency or interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, there may be situations in which the Sub-Advisor elects not to use derivatives which may result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s investments in derivatives are not otherwise available to the Fund for investment purposes.

The Fund may manage some of its derivative positions, if any, by segregating an amount of cash, cash equivalents or liquid securities on the Fund’s records in an amount equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirements under the 1940 Act; and therefore, the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33-1/3% of its Managed Assets. In addition, to the extent that any offsetting positions do not perform in relation to one another as expected, the Fund may perform as if it were leveraged.

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The Fund may also invest in structured notes. A structured note is a debt security, whose interest payments are tied to the movement of an interest rate, stock, stock index, commodity, or currency. In addition to the derivatives risks set forth above, structured notes may be subject to additional risks such as opaque fees, poor liquidity, and a high degree of complexity. In addition, because of their uniqueness, each structured note may have additional specific risks that may not be immediately apparent.

The Fund may also invest in special purpose vehicles (“SPVs”). SPVs are limited-purpose entities that are created solely for the purpose of holding assets. SPVs serve as a passthrough conduits in creating securities backed by mortgages, credit card and auto loans, leases, and other financial assets. Payment of interest and repayment of underlying securities may be largely depended upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. In addition, SPVs may be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivable,

PORTFOLIO TURNOVER RISK

The Fund’s annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to the holders of the Fund’s Common Shares, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the holders of the Fund’s Common Shares. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See “The Fund’s Investments-Investment Practices-Portfolio Turnover” and “Federal Tax Matters.”

MARKET DISRUPTION RISK

The terrorist attacks in the U.S. on September 11, 2001 had a disruptive effect on the securities markets. The ongoing U.S. military and related action in Afghanistan and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund’s operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Fund’s Common Shares. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund.

ILLIQUID/RESTRICTED SECURITIES RISK

The Fund may invest in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, and the Manager’s and the Sub-Advisor’s judgment may each play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

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CERTAIN AFFILIATIONS

Unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

ANTI-TAKEOVER PROVISIONS

The Fund’s Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the holders of the Fund’s Common Shares of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Certain Provisions in the Agreement and Declaration of Trust and By-Laws.”

SECONDARY MARKET FOR THE FUND’S COMMON SHARES

The issuance of Common Shares through the Fund’s dividend reinvestment plan may have an adverse effect on the secondary market for the Fund’s Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund’s dividend reinvestment plan and the discount to the market price at which such Common Shares may be issued may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the dividend reinvestment plan at any time when Common Shares are trading at a lower price than the Fund’s NAV per Common Share. When the Fund’s Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

Other Investment Companies Risk

The Fund may invest in securities of other investment companies, including other closed-end or open-end investment companies (including ETFs). The market value of their shares may differ from the net asset value of the particular fund. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities. In addition, if the Fund invests in such investment companies or investment funds, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund, but also will indirectly bear similar expenses of the underlying investment company. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Special Risk Considerations—General Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Sub-Advisor.

EXCHANGE-TRADED FUNDS RISK

An ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETF also incurs certain expenses not incurred by its applicable index. The market value of an ETF share may differ from its net asset value; the share may trade at a premium or discount to its net asset value, which may be due to, among other things, differences in the supply and demand in the market for the share and the supply and demand in the market for the underlying assets of the ETF. In addition, certain securities that are part of the index tracked by an ETF may, at times, be unavailable, which may impede the ETF’s ability to track its index. An ETF that utilizes leverage can, at times, be relatively illiquid, which can affect whether its share price approximates net asset value. As a result of using leverage, an ETF is subject to the risk of failure in the futures and options markets it uses to obtain leverage and the risk that a counterparty will default on its obligations, which can result in a loss to the Fund.

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Management of the Fund

TRUSTEES AND OFFICERS

General oversight of the duties performed by the Manager and the Sub-Advisor is the responsibility of the Board of Trustees. There are eight Trustees of the Fund, one of whom is an “interested person” (as defined in the 1940 Act) and seven of whom are not “interested persons.” The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Board Members and Officers -- Management” in the SAI.

MANAGER

New York Life Investments will administer the Fund’s business affairs and manage the investment operations of the Fund and the composition of the portfolio of the Fund, subject to the supervision of the Board of Trustees. The Manager intends to delegate its portfolio management responsibilities to MacKay Shields LLC. The Sub-Advisor will be responsible for the day-to-day management of the Fund’s portfolio.

The Manager, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). As of December 31, 2011, the Manager and its affiliates managed approximately $313.1 billion in assets.

For additional information concerning the Manager, including a description of the services provided and the Order, see the SAI under “The Manager and the Sub-Advisor – The Management Agreement.”

SUB-ADVISOR

MacKay Shields LLC, a registered investment adviser located at 9 West 57th Street, 33rd Floor, New York, New York 10019, was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2011, MacKay Shields managed approximately $58.1 billion in assets.

There is no one individual responsible for portfolio management decisions for the Fund. Investments are made under the direction of the MacKay Municipal ManagersTM team of MacKay Shields, led by John Loffredo and Robert DiMella. The members of the investment team have an average of approximately [ ] years experience and the investment team has been together for over [ ] years. Additional information regarding the portfolio managers’ compensation, other accounts managed by these portfolio managers and their ownership of shares of the Fund is available in the SAI.

Robert DiMella, CFA. Mr. DiMella is a Senior Managing Director and portfolio manager for MacKay Shields. He has managed the MainStay Tax Free Bond Fund since 2009 and the MainStay High Yield Municipal Bond Fund since 2010. He has been a municipal portfolio manager on Wall Street since 1992, with a broad range of trading and portfolio management experience in the municipal markets. Previously, Mr. DiMella was a co-founder of Mariner Municipal Managers, LLC (from 2007 to 2009) and Managing Director and Co-Head of BlackRock’s Municipal Portfolio Management Group (from 2006 to 2007). Prior to BlackRock’s merger with Merrill Lynch Investment Managers (MLIM), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. He was employed by Merrill Lynch from 1992 to 2006. Mr. DiMella earned his Master’s degree at Rutgers University Business School and a Bachelors Degree at the University of Connecticut. He is a Chartered Financial Analyst.

John Loffredo, CFA. Mr. Loffredo is a Senior Managing Director and portfolio manager for MacKay Shields. He has managed the MainStay Tax Free Bond Fund since 2009 and the MainStay High Yield Municipal Bond Fund since 2010. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. Mr. Loffredo was a co-founder of Mariner Municipal Managers LLC (from 2007 to 2009) and Managing Director and Co-Head of BlackRock’s Municipal Portfolio Management Group (from 2006 to 2007). Prior to BlackRock’s merger with Merrill Lynch Investment Managers (MLIM), he served as Chief Investment Officer of the Municipal Products Group of MLIM. He was employed by Merrill Lynch from 1990-2006. Mr. Loffredo graduated with a MBA and Certificate of Public Management from Boston University and cum laude from Utah State University where he was a Harry S. Truman Scholar. He is a Chartered Financial Analyst.

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Michael Petty. Mr. Petty is a Director and portfolio manager for MacKay Shields. He has managed the MainStay Tax Free Bond Fund since 2010 and the MainStay High Yield Municipal Bond Fund since 2011. He has been a portfolio manager on Wall Street since 1992, has worked in the municipal products market since 1985, and has a broad array of trading, portfolio management, and sales experience. Prior to joining MacKay Municipal Managers, Mr. Petty was a portfolio manager with Mariner Municipal Managers during 2009. From 1997 through 2009, he was a Senior Portfolio Manager at Dreyfus Corporation, overseeing $2.1 billion in assets. Mr. Petty graduated from Hobart College with a B.A. in Mathematics and Economics.

Scott Sprauer. Mr. Sprauer joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division.  Prior to joining MacKay Shields, he was the Head Trader, Fixed Income at Financial Guaranty Insurance Company.  Mr. Sprauer was previously with Dreyfus Corporation as a Municipal Bond Portfolio Manager/Trader and at Wealthbuilders, Inc. as a Trader/Research Assistant.   He has a BSBA from Villanova University.

David Dowden. Mr. Dowden joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division.  Prior to joining MacKay Shields, he was the Chief Investment Officer at Financial Guaranty Insurance Company.  Mr. Dowden was previously with Alliance Capital Management as a Senior Portfolio Manager and at Merrill Lynch & Co. as a Municipal Strategist.  Mr. Dowden has an AB from Brown University and an MBA from Columbia University.

INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment management agreement between the Manager and the Fund, the Fund has agreed to pay a fee for the services and facilities provided by the Manager at the annual rate of        % of Managed Assets.

For purposes of calculating the management fee, the Fund’s “Managed Assets” are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) any credit facility, any issuance of preferred shares or notes, or any reverse repurchase agreements) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability.

In addition to the management fee, the Fund pays all other costs and expenses of its operations including the compensation of its Trustees (other than those affiliated with the Manager), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing Common Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

The Sub-Advisor receives a portfolio management fee at the annual rate of % of Managed Assets, which is paid by the Manager out of the Manager’s management fee.

The Manager has agreed to pay: [insert]

A discussion regarding the basis of the Board’s approval of the Management Agreement and Sub-Advisory Agreement will be available in the Fund’s first report sent to shareholders.

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See “The Manager and The Sub-Advisor – The Management Agreement” and “The Manager and The Sub-Advisor – The Sub-Advisory Agreement” in the SAI.

Net Asset Value

The NAV of the Common Shares of the Fund will be computed based upon the value of the Fund’s Managed Assets. Net asset value per common share will be determined daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE. The Fund calculates NAV per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding Common Shares of the Fund.

The Fund values its investments primarily by using the mid-price of market quotations from a nationally recognized municipal pricing service. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Fund’s board of trustees. The Manager will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Valued Assets to a valuation committee comprised of officers and employees of the Manager. The valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Valued Assets shall be subsequently reported to the Fund’s board of trustees or the appropriate committee thereof.

Non-U.S. securities are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value. Over-the-counter options are priced on the basis of dealer quotes. Other types of derivatives for which quotes may not be available are valued at fair value.

When determining the price for a fair valued asset, the Manager or Sub-Advisor shall seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Manager or Sub-Advisor deems relevant.

Distributions

Commencing with the Fund’s initial dividend, the Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to the holders of the Fund’s Common Shares. The initial monthly dividend on the Fund’s Common Shares is expected to be declared within approximately 45 days after completion of this offering and paid approximately 60 to 90 days after completion of this offering. It is expected that the Fund’s distributions will generally be treated as tax-exempt income for purposes of the regular federal tax. A portion of the Fund’s distributions may be subject to Federal income tax and such distributions will generally be subject to state and local taxes. A portion of such distributions may be includable in taxable income for purposes of the Federal alternative minimum tax. The Fund will distribute to holders of the Fund’s Common Shares at least annually all or substantially all of its investment company taxable income after the payment of dividends and interest, if any, owed with respect to any outstanding preferred shares or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and any Preferred Shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized.

Various factors will affect the level of the Fund’s income, including the asset mix and average maturity of the Fund’s portfolio, the amount of leverage utilized by the Fund and the cost of such leverage and the Fund’s use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s NAV (and indirectly benefits the Manager and the Sub-Advisor by increasing their fees) and, correspondingly, distributions from undistributed income will reduce the Fund’s NAV. See “Leverage Program.”

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Cash distributions to the holders of the Fund’s Common Shares may be reinvested under the Fund’s Dividend Reinvestment Plan (as described below) in additional whole and fractional shares if you or your representative elect to enroll in (“opt-in”) the Plan. See “Dividend Reinvestment Plan.”

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (“Plan”), shareholders whose shares are registered in their own name may “opt-in” to the Plan and elect to reinvest all or a portion of their distributions in the Fund’s Common Shares by providing the required enrollment notice to [         ], the Plan Agent (“Plan Agent”). Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the Plan at any time by notifying the Plan Agent before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the Plan, or have elected to terminate their participation in the Plan, will be paid by check mailed directly to the record holder by or under the direction of the Plan Agent when the Board of Trustees declares a distribution.

When the Fund declares a distribution, shareholders who are participants in the Plan receive the equivalent of the amount of the distribution in the Fund’s Common Shares. If you participate in the Plan, the number of Common Shares of the Fund a shareholder will receive will be determined as follows:

(1) If the market price of the Common Shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the NAV per common share, the Fund will issue new Common Shares at a price equal to the greater of:

(a) 98% of the NAV per share at the close of trading on the New York Stock Exchange on the determination date or

(b) 95% of the market price per common share on the determination date.

(2) If 98% of the NAV per common share exceeds the market price of the Common Shares plus any brokerage commissions on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for a shareholder’s account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the Federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the NAV per common share at the close of trading on the New York Stock Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund will issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the NAV per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the Plan Agent for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by [   ] to the Fund’s transfer agent. There are no brokerage charges with respect to shares issued directly by the Fund as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the Plan will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional Common Shares, the average cost of such shareholder’s Common Shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s NAV declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

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The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions. See “Tax Matters.”

You may obtain additional information about the Plan by writing to [     ] at its principal office, which is located at [        ] or by contacting the Plan Agent at the following address: [         ].

Description of Shares

COMMON SHARES

The Agreement and Declaration of Trust authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $.001 per share and, subject to the rights of the holders of Preferred Shares, if any, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions in the Agreement and Declaration of Trust and By-Laws,” nonassessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Board of Trustees in their sole discretion) or rights to cumulative voting.

The Fund intends to apply to list the Common Shares on the NYSE. The trading or “ticker” symbol of the Common Shares is expected to be “     .” The Fund intends to hold annual meetings of shareholders so long as annual meetings are required by the 1940 Act, applicable regulations or requirements of the NYSE or other exchange on which Trust Shares are listed.

The NAV of the Common Shares will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Manager has agreed to pay: [insert]. See “Use of Proceeds.”

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

PREFERRED SHARES

The Agreement and Declaration of Trust provides that the Fund’s Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

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The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Fund currently has the ability to issue leverage, which may include Preferred Shares, representing up to 33-1/3% of the Fund’s Managed Assets immediately after the leverage is issued. The Board of Trustees also reserves the right to authorize the Fund to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund’s Managed Assets less liabilities and indebtedness of the Fund (other than leverage consisting of debt. The Fund may issue fixed or floating rate Preferred Shares for a specified term. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Agreement and Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares, if any, will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of the Fund’s Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time that two years of dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Shares; and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Agreement and Declaration of Trust and By-Laws.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law or the Agreement and Declaration of Trust, holders of Preferred Shares will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that: (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase Preferred Shares; and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce any leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of the Fund’s Common Shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

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Certain Provisions in the Agreement and Declaration of Trust and By-Laws

The Fund’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Trustees are divided into three classes, designated Class I, Class II, and Class III. The term of Class I will expire on the date of the first annual meeting of shareholders; the term of Class II will expire on the date of the second annual meeting of shareholders; and the term of Class III will expire on the date of the third annual meeting of shareholders. At each annual meeting, one class of trustees will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office for cause only, and not without cause, and only by the action of a majority of the remaining trustees followed by a vote of the holders of a majority of the shares then entitled to vote for the election of the respective trustee.

The Agreement and Declaration of Trust grants special approval rights with respect to certain matters to members of the Board of Trustees who qualify as “Continuing Trustees,” which term means trustees who either (i) have been members of the Board of Trustees for a period of at least thirty-six months (or since [insert], if less than thirty-six months) or (ii) were nominated to serve as members of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees.

The Agreement and Declaration of Trust requires the affirmative vote or consent of a majority of the entire Board of Trustees, at least seventy-five percent (75%) of the Continuing Trustees, and holders of at least seventy-five percent (75%) of the Fund’s outstanding shares to authorize certain Fund transactions not in the ordinary course of business, including a merger, consolidation or share exchange (except during the six-month period prior to the Termination Date (including as it may be extended)), certain issuances or transfers by the Fund of the Fund’s shares (except as may be pursuant to a public offering, the Fund’s dividend reinvestment plan or upon exercise of any stock subscription rights); certain sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of Fund assets; the dissolution, liquidation or termination of the Fund or a series or class of shares (except during the six-month period prior to the Termination Date (including as it may be extended)); the issuance of any securities of the Fund to any principal shareholder for cash, except as part of an offering in which the principal shareholder has no special right to participate as compared to other holders of the same class of shares; or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Agreement and Declaration of Trust, but may be required in certain cases under the 1940 Act). The Agreement and Declaration of Trust also requires the affirmative vote or consent of holders of a majority of the trustees and of holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) to authorize a conversion of the Fund from a closed-end to an open-end investment company, except during the six-month period prior to the Termination Date (including as may be extended). See “Risks—Anti-Takeover Provisions.”

The Board of Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The provisions of the Agreement and Declaration of Trust and By-laws described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

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The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Agreement and Declaration of Trust and the By-laws, both of which will be on file with the SEC.

The Agreement and Declaration of Trust contains an express disclaimer of shareholder personal liability for debts or obligations or any other form of personal liability in connection with the property or actions of the Fund.

For the purposes of calculating “a majority of the outstanding voting securities” under the Agreement and Declaration of Trust, each class and series of the Fund will vote together as a single class, except to the extent required by the 1940 Act or the Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. For a more complete explanation, see the full text of these provisions in the Agreement and Declaration of Trust, which is on file with the SEC.

Pursuant to the terms of the Fund’s Agreement and Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on [                        ] (“Termination Date”) unless extended (as discussed below), except that during the six-month period preceding the Termination Date (or Extended Termination Date), the Board of Trustees may, without shareholder approval unless such approval is required by the 1940 Act, determine to (i) merge or consolidate the Fund with or into one or more trusts or corporations (or series or classes thereof to the extent permitted by law), partnerships, associations, or other business entities so long as the surviving or resulting entity is an open-end investment company that will succeed to or assume the Fund’s registration under the 1940 Act and that is managed by the same investment adviser which serves as the investment adviser to the Fund at that time or is an affiliate of such investment adviser; or (ii) convert the Fund from a closed-end investment company into an open-end registered investment company.

Prior to the commencement of the six-month period preceding the Termination Date, a majority of the Board of Trustees may extend the Termination Date for a period of not more than two years or such shorter time as may be determined (“Extended Termination Date”), upon a determination that taking actions (i) or (ii) described in the immediately preceding paragraph would not, given prevailing market conditions, be in the best interests of the Fund’s shareholders. The Termination Date may similarly be extended an unlimited number of times by the Board of Trustees prior to the first business day of the sixth month before the next occurring Extended Termination Date.

Reference should be made to the Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.

Structure of the Fund; Common Share Repurchases and
Conversion to Open-End Fund

CLOSED-END STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to NAV. The Board of Trustees has reviewed the structure of the Fund in light of its investment objectives and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund’s shares with respect to its NAV, and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at NAV or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to their NAV.

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REPURCHASE OF COMMON SHARES AND TENDER OFFERS

Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of Common Shareholders, the Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time its Common Shares in the open market. The Fund cannot guarantee or assure, however, that the Board of Trustees will decide to engage in any of these actions. After any consideration of potential actions to seek to reduce any significant market discount, the Board of Trustees may, subject to its fiduciary obligations and compliance with applicable state and Federal laws and the requirements of the principal stock exchange on which the Common Shares are listed, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. The Fund may, subject to its investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund’s expenses and reduce the Fund’s net income.

There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their NAV. Nevertheless, the possibility that a portion of the Fund’s outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and NAV that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of NAV for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

Although the Board of Trustees believes that repurchases or tender offers may have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the Managed Assets of the Fund and therefore will have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Because of the nature of the Fund’s investment objectives, policies and portfolio, the Manager and the Sub-Advisor do not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and do not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end investment company at any time if approved by the holders of the majority of the Fund’s shares outstanding and entitled to vote, provided that, unless otherwise required by law, if there are Preferred Shares outstanding, the affirmative vote of the holders of [insert] of the Preferred Shares voting as a separate class shall also be required; provided, however, that such votes shall be by a majority of the outstanding voting securities. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange. Any Preferred Shares or borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.

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Federal Tax Matters

The following is a description of certain Federal income tax consequences to a shareholder of acquiring, holding and disposing of Common Shares of the Fund. This discussion does not purport to be complete or to deal with all aspects of Federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

The Fund intends to elect to be treated and to qualify to be taxed as a regulated investment company under Subchapter M of the Code, and to satisfy conditions which will enable dividends on Common Shares which are attributable to interest on tax-exempt municipal securities to be exempt from Federal income tax in the hands of its shareholders, subject to the possible application of the Federal alternative minimum tax.

In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to its shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and interests in ‘‘qualified publicly traded partnerships’’ (collectively, the ‘‘90% gross income test’’). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities (other than United States government securities and securities of other regulated investment companies) of (a) any one issuer, (b) any or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses or (c) any one or more ‘‘qualified publicly traded partnerships.’’

As a regulated investment company, the Fund will not be subject to Federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its ‘‘investment company taxable income’’ (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than ‘‘net capital gain’’ (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions).

In order to avoid a 4% Federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year the sum of 98% of its taxable ordinary income for such year, at least 98.2% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Fund paid no Federal income tax.

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The Fund will pay shareholders at least 90% of its net tax-exempt interest and any investment company taxable income in order to qualify as a regulated investment company for Federal income tax purposes. In addition, the Fund intends to distribute, on an annual basis, all or substantially all of its net tax-exempt interest, taxable net income and capital gains to its shareholders so that the Fund will not be subject to Federal income or excise taxes.

Distributions by the Fund of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to shareholders as ordinary income (to the extent of the current or accumulated earning and profits of the Fund) and will not qualify for the dividends received deduction in the case of corporate shareholders or as qualified dividend income in the case of non corporate shareholders. In addition, gain realized by the Fund from the disposition of a tax-exempt municipal obligation that is attributable to accrued market discount will be treated as ordinary income rather than capital gain, and thus may increase the amount of ordinary income dividends received by holders of Common Shares. Net long-term capital gains realized by the Fund and distributed to shareholders in cash or additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. Distributions by the Fund that do not constitute ordinary income dividends, capital gain distributions or exempt-interest dividends (as defined below) will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to holders of Common Shares.

Prior to purchasing shares in the Fund, an investor should carefully consider the impact of any taxable dividends which are expected to be or have been declared, but not paid. Any taxable dividend declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to holders of Common Shares of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the holder of Common Shares) on December 31.

The Fund intends to qualify to pay “exempt-interest” dividends, as defined in the Code, to its Common Shares by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt municipal bonds. Exempt-interest dividends are dividends paid by the Fund which are attributable to interest on municipal bonds, reduced by certain expenses, and which are so reported designated by the Fund. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax, as discussed below.

Federal income tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. To the extent the Fund receives income treated as tax preference items for purposes of the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from Federal income tax, will be taxable to holders of Common Shares to the extent that their tax liability is determined under the alternative minimum tax. Interest on certain ‘‘private activity bonds’’ is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund may invest a portion of its assets in municipal bonds subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private activity bonds. For corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (‘‘adjusted current earnings’’) and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal bonds, and therefore all exempt-interest dividends received from the Fund, are included in calculating adjusted current earnings. Accordingly, investment in the Fund could cause a holder of Common Shares to be subject to, or result in an increased liability under, the alternative minimum tax.

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The exemption from U.S. federal income tax for exempt-interest dividends generally does not result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. In some states, however, the portion of any exempt-interest dividends that are derived from interest received by the Fund on its holdings of that state’s securities and its political subdivisions and instrumentalities is exempt from the state’s income tax. Shareholders of the Fund are advised to consult with their own tax advisors about state and local tax matters.

The Fund will annually supply holders of Common Shares with reports indicating the amount and nature of all income distributed to them as well as the percentage of Fund income attributable to tax preference items subject to the alternative minimum tax.

The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and any preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of any preferred shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

Exempt-interest dividends are included in determining what portion, if any, of a person's Social Security and railroad retirement benefits will be includable in gross income subject to Federal income tax.

Although exempt-interest dividends generally may be treated by holders of Common Shares as items of interest excluded from their gross income, each holder is advised to consult his tax advisor with respect to whether exempt-interest dividends retain their exclusion if the shareholder would be treated as a ‘‘substantial user,’’ or a ‘‘related person’’ of a substantial user, of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.

The sale of Common Shares normally will result in capital gain or loss to the holders of Common Shares who hold their shares as capital assets. Generally, a shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such Common Shares is attributable to tax-exempt interest income. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15% (for taxable years through 2012, unless extended by the U.S. Congress), while short-term capital gains and other ordinary income are currently taxed at a maximum rate of 35%.

In addition, no loss will be allowed on the sale of Common Shares if the shareholder purchases other Common Shares of the Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire shares that are substantially identical to Common Shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such sale. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the sale of Common Shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such Common Shares and, if not disallowed, such losses will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gains) with respect to such Common Shares.

If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, unless certain cure provisions apply, the Fund would incur a regular corporate Federal income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for Federal income tax purposes to the extent of the Fund's earnings and profits.

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The Fund is required to withhold tax at a rate of 28% (currently scheduled to increase to 31% after 2012) on taxable dividends and certain other payments paid to non-corporate shareholders who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder's Federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

The foregoing is a general summary of certain provisions of the Code and regulations thereunder presently in effect as they directly govern the federal income taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the alternative minimum tax. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal, foreign, state and local tax consequences of purchasing, holding and disposing of Fund shares.

The SAI summarizes further Federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein.

Underwriting

Subject to the terms and conditions stated in the purchase agreement, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

NUMBER OF
UNDERWRITER	COMMON SHARES

Total

The purchase agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The Underwriters are obligated, severally and not jointly, to purchase all of the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund, the Manager and the Sub-Advisor have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make for any of those liabilities.

COMMISSIONS AND DISCOUNTS

The Underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $ per Common Share. The sales load investors in the Fund will pay of $.[ ] per Common Share is equal to [ ]% of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not in excess of $ per Common Share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common Shares purchased on or before , 2012.

The following table shows the public offering price, estimated offering expenses, sales load and proceeds to the Fund. The information assumes either no exercise or full exercise by the Underwriters of their overallotment option.

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	PER SHARE	WITHOUT OPTION	WITH OPTION
Public offering price	$[ ]	$	$
Sales load	$[ ]	$	$
Estimated offering expenses	$[ ]	$	$
Proceeds, after expenses, to the Fund	$[ ]	$	$

The expenses of the offering are estimated at $.[   ] per Common Share and are payable by the Fund. The Fund has agreed to pay the Underwriters $      per Common Share for each Common Share purchased by the Underwriters, as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund for the partial reimbursement to the Underwriters will not exceed     % of the total price to the public of the Common Shares sold in this offering. Offering expenses paid by the Fund may include reimbursement to the Manager, the Sub-Advisor or their affiliates for expenses incurred in connection with the offering, including compensation to sales personnel for (i) coordinating the road show, (ii) designing and coordinating the printing of marketing materials and (iii) participating in the road show by giving presentations at branch offices of the Underwriters. [The Manager has agreed to pay: [insert]].

OVERALLOTMENT OPTION

The Fund has granted the Underwriters an option to purchase up to [    ] additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus solely to cover any overallotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional Common Shares proportionate to that Underwriter’s initial amount reflected in the preceding table.

PRICE STABILIZATION, SHORT POSITIONS AND PENALTY BIDS

Until the distribution of the Common Shares is complete, SEC rules may limit Underwriters and selling group members from bidding for and purchasing the Common Shares. However, the representatives may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

If the Underwriters create a short position in the Common Shares in connection with the offering (i.e., if they sell more Common Shares than are listed on the cover of this Prospectus), the representatives may reduce that short position by purchasing Common Shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The Underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize its price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

Neither the Fund nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the Underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the Underwriters, except for the sale of the Common Shares to the Underwriters pursuant to the underwriting agreement.

The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Fund’s portfolio transactions after they have ceased to be Underwriters, and may also act as placement agent for issuers whose securities the Fund purchases in direct placement transactions. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

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Common Shares will be sold so as to ensure that the NYSE distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

OTHER RELATIONSHIPS

The Manager and the Sub-Advisor (and not the Fund) have each agreed to pay from its own assets to [    ], an up-front fee in an amount equal to         % of the total price to the public of the Common Shares sold in this offering. The total amount of these additional compensation payments to [   ] will not exceed        % of the total price to the public of the Common Shares sold in this offering. Each of the Manager and the Sub-Advisor will be responsible for one-half of such additional compensation.

The Manager and the Sub-Advisor (and not the Fund) have each agreed to pay to [      ], from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Common Shares in the amount of $        . The structuring fee paid to [    ] will not exceed % of the total public offering price of the Common Shares sold in this offering.

The Manager and the Sub-Advisor (and not the Fund) have each agreed to pay from their own assets to a marketing and structuring fee for advice relating to the design and structuring of, and marketing assistance with respect to, the Fund and the distribution of its Common Shares in the amount of $        . The marketing and structuring fee paid to will not exceed        % of the total price of the Common Shares sold in this offering.

The Manager and the Sub-Advisor (and not the Fund) may also pay certain qualifying Underwriters a sales incentive, structuring fee or, alternatively, additional compensation in connection with this offering. The total amount of these payments will not exceed         % of the total price to the public of the Common Shares sold in this offering.

The total compensation received by the Underwriters from all sources (including the sales load and partial reimbursement of expenses) described will not exceed       % of the total price to the public of the Common Shares sold in this offering. In addition, the sum total of all compensation to the Underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation to Underwriters, will not exceed in the aggregate         % of the total price to the public of the Common Shares sold in this offering.

The principal business address of                           is                                   . The principal business address of is              . The principal business address of                  is                             .

Custodian, Fund Accountant, Sub-Accountant and Transfer Agent

The custodian of the assets of the Fund is [insert name], [insert address]. The Fund’s transfer agent is [insert name], [insert address]. Pursuant to an [accounting services agreement], [insert name], [insert address] is the fund accountant and provides certain [administrative and] accounting services to the Fund, including [maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records; acting as liaison with the Fund’s independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting [and administrative] services. The sub-accountant to the Fund is [insert], [insert address]. As compensation for these services, the Fund has agreed to pay [insert name] an annual fee, calculated daily and payable on a monthly basis, of % of the Fund’s average net assets, subject to decrease with respect to additional Fund net assets.

Legal Opinions

Certain legal matters in connection with the Common Shares will be passed upon for the [insert], and for the Underwriters by [insert] . [Insert] and [insert] may rely as to certain matters of Delaware law on the opinion of [insert].

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Table of Contents for the
Statement of Additional Information [To be updated]

PAGE

Use of Proceeds	1
Investment Objectives and Policies	1
Investment Restrictions	9
Additional Information about the Fund’s Investments and Investment Risks	10
Board Members and Officers	13
The Manager and the Sub-Advisor	26
Proxy Voting Policies and Procedures	27
Portfolio Managers	30
Portfolio Transactions and Brokerage	31
Description of Shares	33
Certain Provisions in the Agreement and Declaration of Trust and By-Laws	35
Repurchase of Fund Shares; Conversion to Open-End Fund	36
Federal Tax Matters	37
Independent Registered Public Accounting Firm	41
Custodian, Fund Accountant, Sub-Accountant and Transfer Agent	42
Additional Information	42
Appendix A Ratings of Investments	A-1

65

Until                                      , 2012 ([__] days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers’ obligation to deliver a Prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.

                                                     SHARES

MainStay DefinedTerm Municipal OPPORTUNITES Fund

COMMON SHARES

$[__]PER SHARE

PROSPECTUS

, 2012

Back Cover

66

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED APRIL [ ], 2012

MAINSTAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

STATEMENT OF ADDITIONAL INFORMATION

MainStay DefinedTerm Municipal Opportunities Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company. The Fund will have an approximate 12-year term unless otherwise determined by the Fund’s Board of Trustees.

This Statement of Additional Information relating to the common shares of beneficial interest of the Fund (the “Common Shares”) is not a prospectus, but should be read in conjunction with the Fund’s Prospectus dated [__], 2012 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus prior to purchasing such Common Shares. A copy of the Fund’s Prospectus may be obtained without charge by calling (800) 988-5891. You also may obtain a copy of the Prospectus on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated               , 2012.

TABLE OF CONTENTS

Use of Proceeds	1
Investment Objectives and Policies	1
Investment Restrictions	9
Additional Information about the Fund’s Investments and Investment Risks	10
Board Members and Officers	13
The Manager and the Sub-Advisor	26
Proxy Voting Policies and Procedures	27
Portfolio Managers	30
Portfolio Transactions and Brokerage	31
Description of Shares	33
Certain Provisions in the Agreement and Declaration of Trust and By-Laws	35
Repurchase of Fund Shares; Conversion to Open-End Fund	36
Federal Tax Matters	37
Independent Registered Public Accounting Firm	41
Custodian, Fund Accountant, Sub-Accountant and Transfer Agent	42
Additional Information	42
Appendix A Ratings of Investments	A-1

USE OF PROCEEDS

The net proceeds of this offering of Common Shares of the Fund will be approximately $                ($            if the Underwriters exercise the overallotment option in full) after payment of the estimated organizational expenses and offering costs. It is currently anticipated that the Fund will invest the net proceeds of this offering in accordance with the Fund’s investment objectives and policies. The Fund expects it will be able to invest substantially all of the net proceeds of the offering in securities that meet the investment objective and policies within [ ] after completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in temporary investments.

[The Manager has agreed to pay [insert].

INVESTMENT OBJECTIVES and policies

The following disclosure supplements the disclosure set forth under the caption “Investment Objectives and Policies” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Readers must refer also to “Investment Objectives and Policies” in the Prospectus for a complete presentation of the matters disclosed below.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Short-Term Taxable Fixed Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term taxable fixed income securities. The Fund may also invest in these instruments to achieve its investment objectives. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

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(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term tax-exempt fixed income securities. The Fund may also invest in these instruments to achieve its investment objectives. Short-term tax-exempt fixed income securities are securities that are exempt from regular Federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (“municipal paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

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Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. Under a repurchase agreement, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. The agreed-upon repurchase price determines the yield during the Fund’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period.

Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Sub-Advisor will monitor the value of the collateral at the time the transaction is entered into and throughout the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Sub-Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposal of the underlying securities. In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

Indexed and Inverse Floating Rate Securities. The Fund may invest in municipal bonds (and non-municipal tax-exempt securities) that yield a return based on a particular index of value or interest rates. For example, the Fund may invest in municipal bonds that pay interest based on an index of municipal bond interest rates. The principal amount payable upon maturity of certain municipal bonds also may be based on the value of the index. To the extent the Fund invests in these types of municipal bonds, the Fund’s return on such municipal bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the municipal bonds may also be based on relative changes among particular indices. Also, the Fund may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed rate long term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid.

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When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell municipal bonds on a delayed delivery basis or when-issued basis at fixed purchase or sale terms. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund’s net asset value (“NAV”). The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of a Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Short Sales. The Fund may engage in short sales of securities, particularly of corporate bonds and other fixed-income instruments. A short sale is a transaction in which the Fund sells a security it does not own as a mean of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline. The Fund may make short sales for financing, for risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund may also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Other Investment Companies. The Fund may invest in securities of other investment companies, including business development companies, subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”), and any applicable investment restrictions described in the Fund’s Prospectus and SAI. Among other things, the 1940 Act limitations prohibit the Fund from: (1) acquiring more than 3% of the voting shares of an investment company; (2) investing more than 5% of the Fund’s total assets in securities of any one investment company; and (3) investing more than 10% of the Fund’s total assets in securities of all investment companies. The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles, investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or OTC at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market.

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Exchange-Traded Funds. To the extent the Fund may invest in securities of other investment companies, the Fund may invest in shares of exchange traded funds (“ETFs”). ETFs are investment companies that trade like stocks. (See also “Securities of Other Investment Companies.”) Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to a particular market or market segment without investing in individual securities, particularly in the context of managing cash flows into the Fund.

Derivatives

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss of (hedge) certain of its holdings. While the Fund’s use of derivatives is intended to reduce the volatility of the NAV of Fund shares, the NAV of Fund shares will fluctuate. There can be no assurance that the Fund’s derivatives transactions will be effective. Furthermore, the Fund engages in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Fund has no obligation to enter into derivatives transactions and may choose not to do so. The Fund has filed a notice of eligibility under Commodity Futures Trading Commission Regulation 4.5 under the Commodity Exchange Act (“CEA”) such that the Fund will not be: (i) deemed to be a "commodity pool operator" under the CEA or (ii) subject to registration or regulation under the CEA.

Writing Covered Call Options. The Fund may write (i.e., sell) covered call options with respect to municipal bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. The Fund only writes covered options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option.

The Fund receives a premium from writing a call option that increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. The Fund may engage in closing transactions in order to terminate outstanding options that it has written.

Purchase of Options. The Fund may purchase put options in connection with its hedging activities. By buying a put the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities that it intends to purchase.

Financial Futures Contracts and Options. The Fund may purchase and sell certain financial futures contracts and options thereon solely for the purpose of hedging its investments in municipal bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

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The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable.

The Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large recently issued tax-exempt bonds, and purchase and sell put and call options on such futures contracts for the purpose of hedging municipal bonds that the Fund holds or anticipate purchasing against adverse changes in interest rates. The Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

Subject to policies adopted by the Board of Trustees (“Board” or “Trustees” or “Board Members”), the Fund also may engage in transactions in other financial futures contracts transactions and options thereon, such as financial futures contracts or options on other municipal bond indices that may become available if the Sub-Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and the municipal bonds in which the Fund invests to make such hedging appropriate.

Over-the-Counter Options. The Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets. In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter options (“OTC options”) transactions are two-party contracts with price and terms negotiated by the buyer and seller. See “Restrictions on OTC Options” below for information as to restrictions on the use of OTC options.

Restrictions on OTC Options. The Fund will engage in OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by the Fund may be considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

Swap Agreements. The Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

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Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets on the Fund’s records with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets on the Fund’s records with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

The Fund will monitor any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory investment and tax requirements.

Risk Factors Applicable to Derivatives. The Fund’s use of derivatives may reduce its returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Sub-Advisor may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to federal income tax. Derivatives are volatile and involve significant risks, including:

Credit Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Funds, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Leverage Risk—the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Funds seeks exposure.

Index Risk—If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

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There can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Risks Associated with Options. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms. Furthermore, the volume of trading in the exchange markets with respect to municipal bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue.

Risks Associated with Futures. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying futures contracts have different maturities, ratings, geographic compositions or other characteristics than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of futures contracts on U.S. Government securities and options on such futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and municipal bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

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If it is not possible to close a financial futures position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives. The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC options, the Sub-Advisor believes the Fund can receive on each business day at least two independent bids or offers. Certain derivatives traded in OTC markets, including OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. There can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain with its custodian (and mark-to-market on a daily basis) liquid assets, when added to the amounts deposited with a futures commission merchant as margin, equal to the market value of the futures contract. Alternatively, the Fund may "cover" its positions by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

Although certain risks are involved in options and futures transactions, the Sub-Advisor believes that, because the Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund do not subject the Fund to certain risks frequently associated with speculation in options and futures transactions.

The successful use of these transactions depends on the ability of the Sub-Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a futures contract is held by the Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund only engages in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

INVESTMENT RESTRICTIONS

The Fund’s investment objective and certain investment policies of the Fund are described in the Prospectus. The Fund, as a fundamental policy, may not:

1. With respect to 75% of its total assets, purchase any securities if, as a result (i) more than 5% of the Fund’s total assets would then be invested in securities of any single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation.

2. Purchase or sell real estate or commodities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

3. Borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

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4. Issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

5. Underwrite the securities of other issuers except (a) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities; and (b) as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

6. Make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

7. Purchase the securities of any issuer if, as a result of such purchase, the Fund’s investments would be concentrated in any particular industry except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Except as noted above, the foregoing fundamental investment policies, together with the investment objectives and the 80% policy of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and preferred shares, if any (“Preferred Shares”), voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act a “majority of the outstanding voting securities” means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.

The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS AND INVESTMENT RISKS

The following information supplements the discussion of the Fund’s risk factors that are described in the Prospectus and the preceding discussion of the Fund’s investment objectives and policies.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s bond portfolio will decline if and when the Fund invests the proceeds from matured, traded, prepaid or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or their overall returns.

Call Risk. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, short-term rates would likely increase, which would tend to further reduce returns on any residual interest municipal tender option bonds owned by the Fund and therefore reduce returns to the holders of common shares.

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Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Illiquid Securities Risk. The market for municipal bonds is generally smaller than other markets, resulting in heightened liquidity risk. The Fund may invest in municipal bonds and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Reliance on the Manager and Sub-Advisor. The Fund is dependent upon services and resources provided by the Manager and the Sub-Advisor. The Manager and the Sub-Advisor are not required to devote its full time to the business of the Fund and there is no guarantee or requirement that any investment professional or other employee of the Manager and the Sub-Advisor will allocate a substantial portion of his or her time to the Fund. The loss of one or more individuals involved with the Manager and the Sub-Advisor could have a material adverse effect on the performance or the continued operation of the Fund.

Reliance on Service Providers. The Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to shareholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.

Information Technology Systems. The Fund is dependent on the Manager and the Sub-Advisor for certain management services as well as back-office functions. The Manager and the Sub-Advisor depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Fund. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Manager’s or the Sub-Advisor’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology related difficulty could harm the performance of the Fund. Further, failure of the back-office functions of the Sub-Advisor to process trades in a timely fashion could prejudice the investment performance of the Fund.

Misconduct of Employees and of Service Providers. Misconduct or misrepresentations by employees of the Manager and the Sub-Advisor or the Fund’s other service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities or concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. Despite the Manager’s and the Sub-Advisor’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Manager’s and the Sub-Advisor’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Manager and the Sub-Advisor will identify or prevent any such misconduct.

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Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may materially adversely affect the Fund. For example, the regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its investment strategies.

The Fund will invest in municipal bonds in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes, and the Sub-Advisor will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Under highly unusual circumstances, the Internal Revenue Service (“IRS”) may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income previously distributed exempt-interest dividends.

To qualify for the favorable Federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Nonpayment Risk. Municipal bonds, like other debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among Federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund and could result in a reduction in the value of the municipal security experiencing nonpayment and a potential decrease in the NAV of the Fund.

ILLIQUID/RESTRICTED SECURITIES

The Fund may invest in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities). The Fund may also invest in restricted securities. The Sub-Advisor, under the supervision of the Manager and the Board, will determine whether restricted securities are illiquid. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered in order for the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear market risks during that period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and reverse repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register the restricted securities to dispose of them, thereby resulting in additional expense and delay. Adverse market conditions could impede the public offering of securities.

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Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

RESTRICTIVE COVENANTS AND 1940 ACT RESTRICTIONS

With respect to a leverage borrowing program instituted by the Fund, the credit agreements governing such a program (the “Credit Agreements”) will likely include usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund’s ability to: (i) issue Preferred Shares; (ii) incur liens or pledge portfolio securities or investments; (iii) change its Manager, Sub-Advisor, investment objective or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objective, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (vii) engage in any business other than the business currently engaged in; and (viii) create, incur, assume or permit to exist certain specific types of debt. In addition, the Credit Agreements may contain covenants relating to asset coverage and portfolio composition requirements. Covenants contained in the Credit Agreements may place additional restrictions on the Fund’s ability to invest, which could impact Fund performance.

Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any leverage borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Credit Agreements would limit the Fund’s ability to pay dividends or make other distributions on the Fund’s Common Shares unless the Fund complies with the Credit Agreements’ covenants. In addition, the Credit Agreements may not permit the Fund to declare dividends or make other distributions or purchase or redeem Common Shares or Preferred Shares at any time that any event of default under the Credit Agreements has occurred and is continuing.

Board members and officers

MANAGEMENT

The Board oversees the Fund, the Manager, the Sub-Advisor and elects the officers of the Fund who are responsible for the day to day operations of the Fund. Information pertaining to the Board Members and officers is set forth below. The Board is divided into three classes: Class I, Class II and Class III. In connection with the organization of the Fund, each Trustee has been elected for one initial term, the length of which depends on the class, as more fully described below. Subsequently, the Trustees in each class will be elected to serve for a term expiring at the third succeeding annual shareholder meeting subsequent to their election at an annual meeting, in each case until their respective successors are duly elected and qualified, as described below. The Retirement Policy provides that a Trustee shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

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Name and Date of Birth	Position with Fund	Term of Office(3)(4) and Year First Elected or Appointed	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member**

Interested Board Member

John Y. Kim 9/24/60*	Trustee	Class [ ]; Since [__] 2012	Executive Vice President and Member of the Executive Management Committee, New York Life Insurance Company; Chairman of the Board, Chairman and Chief Executive Officer, New York Life Investment Management Holdings LLC; Manager and Member of the Audit Committee and Compensation Committee, Madison Capital Funding LLC, MacKay Shields LLC and NYLCAP Manager LLC; Manager and Member of the Audit Committee, MCF Capital Management LLC; Executive Vice President, New York Life Foundation; Manager and Member of the Audit Committee and Compensation Committee, Private Advisors, LLC; Executive Vice President, NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation; Manager, New York Life Enterprises LLC	[75]	Trustee, Eclipse Funds since 2008 (2 funds); Trustee, Eclipse Funds Inc. since 2008 (1 fund); Trustee, MainStay Funds Trust since 2009 (27 funds); Trustee, The MainStay Funds since 2008 (14 funds); Trustee, MainStay VP Funds Trust since 2008 (28 portfolios); Trustee, Private Advisors Alternative Strategies Master Fund and Alternative Strategies Master Fund since 2011

Independent Board Members

Susan B. Kerley 8/12/51	Chairman and Trustee	Class [ ]; Since [__] 2012	President, Strategic Management Advisors (since 1990)	[75]

Chairman since 2005 and Trustee since 2000, Eclipse Funds (2 funds); Chairman since 2005 and Director since 1990, Eclipse Funds Inc. (1 fund); Chairman and Trustee, MainStay Funds Trust since 2009 (27 funds); Chairman and Trustee, The MainStay Funds since 2007 (14 funds); Chairman and Trustee, MainStay VP Funds Trust since 2007 (28 portfolios); Trustee, Legg Mason Partners Funds, Inc., since 1991 (60 portfolios); Trustee, Private Advisors Alternative Strategies Master Fund and Alternative Strategies Master Fund since 2011

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Name and Date of Birth	Position with Fund	Term of Office(3)(4) and Year First Elected or Appointed	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member**
Alan R. Latshaw 3/27/51	Trustee and Audit Committee Financial Expert	Class [ ]; Since [__] 2012	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the Audit and Compliance Committee (2004 to 2006)	[75]	Trustee and Audit Committee Financial Expert, Eclipse Funds since 2007 (2 funds); Director and Audit Committee Financial Expert, Eclipse Funds Inc. since 2007 (1 fund); Trustee and Audit Committee Financial Expert, MainStay Funds Trust since 2009 (27 funds); Trustee and Audit Committee Financial Expert, The MainStay Funds since 2006 (14 funds); Trustee and Audit Committee Financial Expert, MainStay VP Funds Trust since 2007 (28 portfolios); Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios); Trustee, Private Advisors Alternative Strategies Master Fund and Alternative Strategies Master Fund since 2011
Peter Meenan 12/5/41	Trustee	Class [ ]; Since [__] 2012	Independent Consultant; President and Chief Executive Officer, Babson- United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	[68]

Trustee, Eclipse Funds since 2007 (2 funds); Director, Eclipse Funds Inc. since 2007 (1 fund); Trustee, MainStay Funds Trust since 2009 (27 funds); Trustee, The MainStay Funds since 2007 (14 funds); Trustee, MainStay VP Funds Trust since 2007 (28 portfolios); Trustee, Private Advisors Alternative Strategies Master Fund and Alternative Strategies Master Fund since 2011

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Name and Date of Birth	Position with Fund	Term of Office(3)(4) and Year First Elected or Appointed	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member**
Richard H. Nolan, Jr. 11/16/46	Trustee	Class [ ]; Since [__] 2012	Managing Director, ICC Capital Management; President – Shields/ Alliance, Alliance Capital Management (1994 to 2004)	[68]	Trustee, Eclipse Funds since 2007 (2 funds); Director, Eclipse Funds Inc. since 2007 (1 fund); Trustee, MainStay Funds Trust since 2009 (29 funds); Trustee, The MainStay Funds since 2007 (14 funds); Trustee, MainStay VP Funds Trust since 2006 (21 portfolios); Trustee, Private Advisors Alternative Strategies Master Fund and Alternative Strategies Master Fund since 2011
Richard S. Trutanic 2/13/52	Trustee	Class [ ]; Since [__] 2012	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	[68]	Trustee, Eclipse Funds since 2007 (2 funds); Director, Eclipse Funds Inc. since 2007 (1 fund); Trustee, MainStay Funds Trust since 2009 (27 funds); Trustee, The MainStay Funds since 1994 (14 funds); Trustee, MainStay VP Funds Trust since 2007 (28 portfolios); Trustee, Private Advisors Alternative Strategies Master Fund and Alternative Strategies Master Fund since 2011
Roman L. Weil 5/22/40	Trustee and Audit Committee Financial Expert	Class [ ]; Since [__] 2012	Visiting Professor, NYU Stern School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Roth Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1995-2008)	[68]	Trustee and Audit Committee Financial Expert, Eclipse Funds since 2007 (2 funds); Director and Audit Committee Financial Expert, Eclipse Funds Inc. since 2007 (1 fund); Trustee and Audit Committee Financial Expert, MainStay Funds Trust since 2009 (27 funds); Trustee and Audit Committee Financial Expert, The MainStay Funds since 2007 (14 funds); Trustee (since 1994) and Audit Committee Financial Expert (since 2003), MainStay VP Funds Trust (28 portfolios); Trustee, Private Advisors Alternative Strategies Master Fund and Alternative Strategies Master Fund since 2011
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Name and Date of Birth	Position with Fund	Term of Office(3)(4) and Year First Elected or Appointed	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member**
John A. Weisser 10/22/41	Trustee	Class [ ]; Since [__] 2012	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	[68]	Trustee, Eclipse Funds since 2007 (2 funds); Director, Eclipse Funds Inc. since 2007 (1 fund); Trustee, MainStay Funds Trust since 2009 (27 funds); Trustee, The MainStay Funds since 2007 (14 funds); Trustee, MainStay VP Funds Trust since 1997 (28 portfolios); Trustee, Direxion Funds (27 portfolios) and Direxion Insurance Trust (1 portfolio) since 2007; Trustee, Direxion Shares ETF Trust since 2008 (50 portfolios); Trustee, Private Advisors Alternative Strategies Master Fund and Alternative Strategies Master Fund since 2011

____________________

*	This Board Member is considered to be an “interested person” of the Fund within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, and MacKay Shields LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

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**	Terms of service for MainStay VP Funds Trust includes services as a Director of MainStay VP Funds Trust’s predecessor, MainStay VP Series Fund, Inc., a Maryland corporation.

(2)	The fund complex consists of the Fund, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and series and series of Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, The MainStay Fund and MainStay VP Funds Trust (the “MainStay Group of Funds”).

(3)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

-	Class I Trustees serve an initial term until the first annual shareholder meeting subsequent to their election called for the purpose of electing Trustees.

-	Class II Trustees serve an initial term until the second annual shareholder meeting called for the purpose of electing Trustees.

-	Class III Trustees serve an initial term until the third annual shareholder meeting called for the purpose of electing Trustees.

(4)	Each Trustee has served in such capacity since the Fund’s inception.

As described above, the Board is divided into three classes: Class I, Class II and Class III, as nearly equal in number as is reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. In connection with the organization of the Fund, each Trustee has been elected for one initial term, the length of which depends on the class. At each annual shareholders meeting, the Board Members chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Board Members whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election, in each case until their respective successors are duly elected and qualified. Holders of Preferred Shares, if any, will be entitled to elect at least two Trustees and under certain circumstances have the right to elect a majority of the Fund’s Board Members. See “Description of Shares–Preferred Shares–Voting Rights” below.

In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion, as of the date of this Statement of Additional Information, that each person listed below is qualified to serve as a Trustee of the Fund in light of the Fund’s business and structure. The disclosure below regarding the Trustees is not intended to state or imply that any Trustee has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Trustee, either as compared to the other Trustees of the Fund or to Trustees of other mutual funds generally.

Ms. Kerley. Ms. Kerley has served as a Trustee of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1990, has served as Chairman of at least one registrant since 2005, and previously served as the Chairman of the Audit Committee of Eclipse Funds and Eclipse Funds Inc. Ms. Kerley also has served as a trustee of another large mutual fund complex since 1991. She has been President of Strategic Management Advisors LLC, an investment consulting firm, since 1990. Ms. Kerley has over 25 years of experience in the investment management industry. She is a member of the Board of Governors of the Investment Company Institute, the national association of U.S. investment companies (“ICI”), and the Vice-Chair of the Governing Council of the Independent Directors Council (“IDC”). She served as the Chair of the IDC Task Force on Derivatives in 2008.

Mr. Kim. Mr. Kim has been a Trustee of one or more of the registrants of the MainStay Group of Funds since 2008. As President and Chief Executive Officer of New York Life Investments, Mr. Kim is ultimately responsible for the management of the Fund’s day-to-day operations. In addition to his role with New York Life Investments, Mr. Kim also serves as an Executive Vice President and Chief Investment Officer of New York Life Insurance Company (“New York Life”) and is a member of New York Life’s Executive Management Committee. Mr. Kim has more than 15 years’ experience in the investment management field, including experience managing investments in essentially every type of security in which the Fund may invest. Mr. Kim is a Chartered Financial Analyst and holds Series 7 and 24 licenses with the Financial Industry Regulatory Authority (“FINRA”). Immediately prior to joining New York Life Investments, Mr. Kim was responsible for managing the retirement investment business of Prudential Financial, Inc. Mr. Kim also has previously served on the board of another mutual fund complex.

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Mr. Latshaw. Mr. Latshaw has served as a Trustee and Audit Committee Financial Expert (“ACFE”) of one or more registrants in the MainStay Group of Funds or a predecessor since 2007. Prior to becoming a Trustee of The MainStay Funds, Mr. Latshaw served as a consultant to the Audit and Compliance Committee of its Board of Trustees from 2004 through 2006. Mr. Latshaw also has served as a trustee of another mutual fund complex since 2005. Mr. Latshaw has over 20 years of accounting experience, and has spent the majority of his career focusing on accounting and audit issues related to mutual funds. Mr. Latshaw was a member of the Investment Companies Committee (“ICC”) of the American Institute of Certified Public Accountants, and served as its chairman from 1997-2001. As part of his chairmanship of the ICC, Mr. Latshaw assisted with the development of accounting standards and practices applicable to mutual funds, many of which were the predecessors to generally accepted accounting principles codified by the Financial Accounting Standards Board (“FASB”) in 2009.

Mr. Meenan. Mr. Meenan has served as a Trustee of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2002, including serving as the ACFE of Eclipse Funds and Eclipse Funds Inc. for approximately four years and as Chairman of the Contracts Committee for all of the MainStay Funds since 2007. He has over 35 years of experience in the mutual fund industry, including experience in senior legal and senior business capacities. Mr. Meenan has served as the general counsel of several major investment advisory firms and as a senior executive with responsibility for domestic and international mutual fund products and businesses at major financial institutions. Mr. Meenan previously has served as a member of the boards of several mutual fund families, including four years’ experience as a chairman. He served as the Chair of the IDC Task Force on Director Self-Evaluation.

Mr. Nolan. Mr. Nolan has served as a Trustee of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2006. Mr. Nolan has more than 25 years of experience as a senior executive and investment manager of both equity and fixed income portfolios for institutional and individual clients, including the management of employee benefit and retirement assets. He also served as a director and later treasurer of the New York Institute of Podiatric Medicine, during which time he was responsible, among other duties, for the management of the Institute’s portfolio of investments.

Mr. Trutanic. Mr. Trutanic has served as a Trustee of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994, including previously serving as the Chairman of the Brokerage and Expense Committee of The MainStay Funds. Currently, Mr. Trutanic is the Chairman and Chief Executive Officer of Somerset & Company, a private investment and advisory firm focused primarily on private equity and alternative investments for institutional clients and high net worth families. He has over 25 years of investment management experience with several institutional investment firms, including the management of public and private equity investments, with a particular focus on international and alternative investments. Prior to his investment management experience, Mr. Trutanic was a lawyer in private practice focusing on securities law.

Mr. Weil. Mr. Weil has served as a Trustee of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994. He is currently a Visiting Professor at New York University’s Stern School of Business. He has served as the V. Duane Rath Professor Emeritus of Accounting at the Chicago Booth School of Business and a Program Fellow at Stanford Law School. Mr. Weil has been a professor for over 45 years, and his scholarship has focused primarily in the areas of economics and accounting. Mr. Weil has been a Certified Public Accountant in Illinois since 1973 and was a Certified Management Accountant from 1974 until 2009. He has co-authored over a dozen textbooks, has co-edited four professional reference books, and has authored over 100 articles in academic and professional journals. He served on the SEC’s Advisory Committee on Replacement Cost Accounting, on two FASB task forces and the FASB’s Accounting Standards Advisory Council. Her serves on the Standing Advisory Group of the PCAOB. He co-founded and co-directs the Directors’ Consortium, a joint venture of the University of Chicago, Stanford Law School, Stanford Graduate School of Business, and The Tuck School at Dartmouth, which serves as an educational resource for directors. Mr. Weil served on the Education Committee of the IDC and also has served on its Governance Committee.

Mr. Weisser. Mr. Weisser has served as a Trustee of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1997 and served as Lead Independent Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust, for approximately two years. Mr. Weisser spent the majority of his career at Salomon Brothers, Inc., serving as a Managing Director for more than 14 years. At Salomon Brothers, Mr. Weisser managed a team that specialized in various types of taxable fixed income securities.

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BOARD STRUCTURE AND LEADERSHIP

The Board oversees the business and affairs of the Fund, including oversight of key service providers to the Fund, including New York Life Investments and the Sub-Advisor. The Board holds regularly scheduled in person meetings on a quarterly basis and other special in person and telephonic meetings on an as needed basis. There are eight Trustees, seven of whom are considered Independent Trustees in accordance with rules adopted by the SEC.

The Board has elected an Independent Trustee to serve as its Chairman. The Chairman is responsible for setting the agendas of all regular and special Board meetings, assists in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board, and presides over all Board meetings. In between meetings, the Chairman is responsible for communicating with other Trustees, Fund officers, and personnel of New York Life Investments and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Fund and its operations.

As discussed further below, the Board has established various Committees through which the Trustees focus on matters relating to particular aspects of the Fund’s operations, such as valuation of portfolio holdings, investments, Fund fees and expenses and financial reporting.

The Trustees routinely review the effectiveness of the Committee structure and each Committee’s responsibilities and membership. The Trustees believe that the Board’s leadership and committee structure is appropriate in light of the nature and size of the Fund because, among other things, it fosters strong communication between the Board, its individual members, New York Life Investments and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Fund. In addition, the Committees support and promote the Independent Trustees in their oversight of all aspects of the Fund’s operations and their independent review of proposals made by New York Life Investments.

Risk Oversight

While responsibility for day-to-day risk management relating to the Fund and its operations resides with the Manager and the Sub-Advisor or other service providers (subject to the supervision of the New York Life Investments), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise this function through regular and ad hoc Board and Committee meetings during which the Board and its Committees meet with representatives of the Manager and the Sub-Advisor, and other key service providers. In addition, the Board has established a Risk and Compliance Oversight Committee that has the responsibility of coordinating the Board’s oversight of the implementation of the risk management and compliance programs of, and related to, the Fund. The Audit Committee also meets regularly with the Fund’s independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. The Board and Committees regularly require senior management of New York Life Investments and senior officers of the Fund to report to the Board and the Committees on a variety of risk areas relating to the Fund, including, but not limited to, investment/portfolio risks (e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews, on an ongoing basis, the Fund’s performance, operations and investment practices. The Board also conducts reviews of New York Life Investments in its role in managing the Fund’s operations. In addition, the Board has engaged counsel to the Independent Trustees and consults with such counsel both during and between meetings of the Board and the Committees.

The Board and the Risk and Compliance Oversight Committee also meet regularly with the Fund’s Chief Compliance Officer (“CCO”), who reports directly to the Board. The CCO has responsibility for testing the compliance procedures of the Fund and its service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Fund’s compliance program. In order to maintain a robust risk management and compliance program for the Fund, the Board and the Risk and Compliance Oversight Committee also regularly review and approve, as necessary, the Fund’s compliance policies and procedures and updates to these procedures, as well as review and approve the compliance policies and procedures of certain of the Fund’s service providers to the extent that those policies and procedures relate to the operations of the Fund. In addition to the meetings with various parties to oversee the risk management of the Fund, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

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The Board also benefits from other risk management resources and functions within the New York Life Investments’ organization, such as New York Life Investments’ risk management personnel and the internal auditor of New York Life Investments’ parent company. For example, the Board and the Risk and Compliance Oversight Committee meet periodically with New York Life Investments’ risk management personnel, including the New York Life Investments’ Chief Risk Officer (“CRO”) and members of the Risk Management Committee. The CRO is responsible for overseeing the measurement and monitoring of operational risks across the New York Life Investments’ enterprise. The Risk Management Committee is comprised of senior personnel of New York Life Investments and seeks to identify and address material risks within the New York Life Investments’ businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Fund’s investment objective. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Officers (Who are not Trustees)*

Name and Date of Birth	Position(S) Held and Length of Service	Principal Occupation(s) During Past Five Years**

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer Since 2011	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer (since 2007), Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, and The MainStay Funds; Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)
Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer Since 2011	Managing Director, Compliance (since 2009), Director and Associate General Counsel (2005 to 2008), New York Life Investment Management LLC; Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer (since 2009), Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust , MainStay VP Funds Trust, and The MainStay Funds; Assistant Secretary (2006 to 2008), The MainStay Funds; Assistant Secretary (2005 to 2008), Eclipse Funds, Eclipse Funds Inc., The MainStay Funds and MainStay VP Series Fund, Inc.
Stephen P. Fisher 2/22/59	President Since 2011	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); Managing Director – Retail Marketing, New York Life Investment Management LLC (2003 to 2005); President, MainStay Funds Trust (since 2009), Eclipse Funds, Eclipse Funds Inc., MainStay VP Funds Trust and The MainStay Funds (since 2007)
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Name and Date of Birth	Position(S) Held and Length of Service	Principal Occupation(s) During Past Five Years**
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer Since 2011	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer (since 2010), Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds; Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003-2010)
Scott T. Harrington 2/8/59	Vice President – Administration Since 2011	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (since 2006); Vice President—Administration, Eclipse Funds, Eclipse Funds Inc., MainStay VP Funds Trust, and The MainStay Funds (since 2005) and MainStay Funds Trust (since 2009)

*	The Officers listed above are considered to be “interested persons” of the Fund within the meaning of the 1940 Act because of their affiliation with the Fund, New York Life, New York Life Investments, and the Sub-Advisor as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.”

**	Terms of service for MainStay VP Funds Trust includes services as a Director of MainStay VP Funds Trust’s predecessor, MainStay VP Series Fund, Inc., a Maryland corporation.

BOARD MEMBERS

Board Committees

The committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, the Nominating and Governance Committee, and the Risk and Compliance Oversight Committee. The Fund has also established a Valuation Committee and Valuation Sub-Committee, which may include members who are not Trustees.

Audit Committee. The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Fund’s processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw, Susan B. Kerley and Roman L. Weil.

Contracts Committee. The purposes of the Contracts Committee, which meets on an as needed basis, are to assist the Board in overseeing contracts to which the Fund is or is proposed to be a party and to ensure that the interests of the Fund and its shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Fund. The members of the Contracts Committee include Peter Meenan (Chairman), Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr.

Investment Committee. The purposes of the Investment Committee, which meets on a quarterly basis, are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Fund and to consider any proposals that New York Life Investments may make from time to time concerning the Fund. The members of the Investment Committee include Richard H. Nolan, Jr. (Chairman), Susan B. Kerley, John Y. Kim, Alan R. Latshaw, Peter Meenan, Richard S. Trutanic, Roman L. Weil and John A. Weisser, Jr.

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Nominating and Governance Committee. The purposes of the Nominating and Governance Committee, which meets on an as needed basis, are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Trusteeship; and (c) compensation for Trustees; (3) identify and recommend qualified individuals for Trusteeship and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board’s committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee include John A. Weisser, Jr. (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and Roman L. Weil.

The Nominating and Governance Committee has adopted Policies for Consideration of Trustee candidates (“Candidate Policy”), formal policies on the consideration of Trustee candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Fund’s Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Fund must include: (a) Contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate’s contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Exchange Act; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Fund’s proxy statement, if so designated by the Nominating and Governance Committee and the Fund’s Board. It shall be in the Nominating and Governance Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Risk and Compliance Oversight Committee. The purpose of the Risk and Compliance Oversight Committee is to assist the Board in overseeing the policies, procedures, practices and systems relating to identifying and managing the various risks and compliance matters that are or may be applicable to the Fund. The Risk and Compliance Oversight Committee serves as the primary link between significant areas of risk management and compliance that may affect the Fund, their investment adviser and investment subadvisors, and other service providers to the Fund. The Risk and Compliance Oversight Committee also shall oversee the implementation of the Fund’s proxy voting policies and procedures. The Risk and Compliance Oversight Committee shall recognize the risk and compliance oversight roles of other committees of the Board and shall defer to such other committees with respect tot compliance or risk oversight matters that relate specifically to the purposes or responsibilities of such other committees.

The Risk and Compliance Oversight Committee shall not assume any day-to-day compliance or risk management functions or activities. The Fund’s investment adviser, investment subadvisors, and other service providers (“Fund management”) are responsible for the day-to-day implementation, maintenance, and administration of the compliance policies and procedures of the Fund that are required to be reasonably designed to ensure compliance by the Fund and their primary service providers with applicable federal securities laws. The Fund’s CCO shall oversee Fund maintenance, and administration of the policies, procedures, systems and practices designed to identify, monitor, and control risks to which the Fund is or may be exposed. The CCO and the Chief Risk Officer of the adviser to the Fund shall oversee Fund management’s execution of its aforementioned risk management responsibilities. The members of the Risk and Compliance Oversight Committee include Roman L. Weil (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr.

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Valuation Committee. The purposes of the Valuation Committee are to oversee the implementation of the Fund’s valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: [ ]. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action.

Valuation Subcommittee. The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Fund’s valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: [ ].

As the Fund is a recently organized closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the fiscal year, except that (i) the Audit Committee met in connection with the organization of the Fund to select the Fund’s independent registered public accounting firm; (ii) the Nominating and Governance Committee met in connection with the organization of the Fund to approve certain administrative matters; (iii) the Contracts Committee met in connection with the organization of the Fund to approve certain contractual matters, such as the investment management and subavisory agreements; and (iv) the Risk and Compliance Oversight Committee met in connection with the approval of the Fund’s 38a-1 policies and procedures.

As of December 31, 2011, the dollar range of equity securities owned by each Board Member in the Fund (including beneficially) and in any registered investment company overseen by the Board members within the same family of investment companies as the MainStay Group of Funds was as follows:

INTERESTED BOARD MEMBER

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex
John Y. Kim (1)	None	[Over $100,000]

____________________

(1)	This Board Member is considered to be an “interested person” of the Fund within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, and MacKay Shields LLC.

INDEPENDENT BOARD MEMBERS

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex
Susan B. Kerley	None	[Over $100,000]
Alan R. Latshaw	None	[$10,001 - $50,000]
Peter Meenan	None	[Over $100,000]
Richard H. Nolan, Jr.	None	[Over $100,000]
Richard S. Trutanic	None	[None]
Roman L. Weil	None	[$10,001 - $50,000]
John A. Weisser	None	[Over $100,000]

As of December 31, 2011, each Board Member who is not an “interested person” of the Fund, as that term is defined in the 1940 Act, and his or her immediate family members, did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of the Fund or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

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COMPENSATION

The following Compensation Table reflects the compensation received by certain Board Members for the fiscal period ended [__], from the Fund Complex (the MainStay Group of Funds). Effective [__], the Independent Board Members receive from the Fund Complex, either directly or indirectly, an annual retainer of $[__]; a fee of $[__] for each regular Board meeting and associated Committee meetings attended; and fees of $[__] per day for other in-person Board meetings, $[__] per day if a Board Member attends a regular in-person meeting telephonically, and $[__] per day if a Board Member attends an in-person Board meeting that is not regularly scheduled telephonically. Board Members also are reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. The Chairman of the Board is also paid an annual fee of $[__] and the Chairmen of the Audit, Investment, Contracts and Nominating and Governance Committees each receive an annual fee of $[__]. The Independent Board Members had a different compensation arrangement prior to [__]. [Each Fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.]

The following table sets forth estimated compensation to be paid by the Fund projected during the Fund’s first full fiscal year to each of the Board Members and estimated total compensation to be paid to each of the Board Members by the Fund Complex for a full calendar year.

Name of Trustee	Estimated Aggregate Compensation from Fund (1)	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation from Fund and Fund Complex to Be Paid to Board Members (2)
Susan B. Kerley	$	None	$
Alan R. Latshaw	$	None	$
Peter Meenan	$	None	$
Richard H. Nolan, Jr.	$	None	$
Richard S. Trutanic
Roman L. Weil	$	None	$
John A. Weisser	$	None	$

____________________

(1)	The compensation estimated to be paid by the Fund to the Trustees for the first full fiscal year for services to the Fund.

(2)	The total estimated compensation to be paid to Ms. Kerley and Latshaw, Meenan, Nolan, Weil and Weisser, Independent Board Members, from the Fund and the Fund Complex for a full calendar year is based on estimated compensation to be paid to these Trustees for a full calendar year for services as Trustees to the Fund and the Fund Complex.

As of [__], there were no Common Shares of the Fund outstanding.

CODE OF ETHICS

The Fund, the Manager and the Sub-Advisor have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics are available on the EDGAR Database on the SEC’s website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington, D.C. 20549-0102.

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THE MANAGER AND THE SUB-ADVISOR

THE MANAGEMENT AGREEMENT

Pursuant to a Management Agreement with the Trust, dated as of [__], 2012, New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), subject to the supervision of the Board, and in conformity with the stated policies of the Fund, administers the Fund’s business affairs and has investment advisory responsibilities to the Fund’s portfolio securities. The Manager intends to delegate its portfolio management responsibilities to MacKay Shields.

New York Life Investment is an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). As of December 31, 2011, New York Life Investments and its affiliates managed approximately $313.1 billion in assets. New York Life Investments is registered as an investment adviser with the SEC and has provided investment management services since 2000.

The Management Agreement remains in effect for two years following its initial effective dates, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members.

The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Trustees or officers of the Fund to serve in the capacities in which they have been elected or appointed.

The Management Agreement provides that the Manager shall not be liable to the Fund for any error or judgment by the Manager or for any loss sustained by the Fund except in the case of the Manager’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days’ or less than 30 days’ written notice.

In connection with its administration of the business affairs of the Fund, and except as indicated in the Prospectus or elsewhere in this Statement of Additional Information, the Manager bears the following expenses:

•	the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or the Sub-Advisor;

•	the fees to be paid to the Sub-Advisor pursuant to the Sub-Advisory Agreement or otherwise; and

•	all expenses incurred by the Manager in connection with administering the ordinary course of the Fund’s business, other than those assumed by the Fund, as the case may be.

For its services, the Fund pays the Manager a monthly fee at an annual rate of [__]% of Managed Assets. “Managed Assets” are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) any credit facility, any issuance of Preferred Shares (as defined below) or notes, or any reverse repurchase agreements) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage).

The Management Agreement has been approved by the Board of the Fund, including a majority of the Independent Board Members, and the sole shareholder of the Fund.

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EXPENSES BORNE BY THE FUND

Except for the expenses to be paid by New York Life Investments, as described elsewhere in the Prospectus and Statement of Additional Information, the Fund is responsible under the Management Agreement for the payment of expenses related to each Fund’s operations, including: (1) the fees payable to New York Life Investments or the expenses otherwise incurred by the Fund in connection with the management of the investment of the assets of the Fund; (2) the fees and expenses of the Trustees who are not affiliated with New York Life Investments; (3) fees and expenses of the Fund’s accounting agent, administrator, custodian and transfer agent; (4) the charges and expenses of the Fund’s legal counsel and independent accountants; (5) brokers’ commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, if any; (6) the fees of any trade association of which the Fund is a member; (7) the cost of share certificates representing shares of the Fund; (8) reimbursement of a portion of the organization expenses of the Fund and the fees and expenses involved in registering and maintaining the registrations of the Fund and of its shares with the SEC and registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (11) any expenses assumed by the Fund pursuant to a plan of distribution or shareholder servicing fee; (12) all taxes and business fees payable by the Fund to federal, state or other governmental agencies; (13) costs associated with the pricing of Common Shares; and (14) the cost of fidelity bond and D&O insurance.

In addition, the Fund reimburses New York Life Investments for a portion of the Fund’s Chief Compliance Officer’s compensation.

SUB-ADVISORY AGREEMENT

Pursuant to the Sub-Advisory Agreement between the Manager and MacKay Shields, and subject to the supervision of the Trustees and the Manager in conformity with the stated policies of the Fund, MacKay Shields will manage the Fund’s portfolio including the purchase, retention and disposition of securities. MacKay Shields, a registered investment adviser located at 9 West 57th Street, 33rd Floor, New York, New York 10019, was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2011, MacKay Shields managed approximately $58.1 billion in assets.

As compensation for services, the Manager, not the Fund, pays the Sub-Advisor an annual fee, computed daily and paid monthly, calculated on the basis of the Fund’s Managed Assets during the preceding month at the annual rate of [__%] .

The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable to the Fund for any error of judgment by the Sub-Advisor or for any loss sustained by the Fund except in the case of the Sub-Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Sub-Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon 60 days’ or less written notice. The Sub-Advisory Agreement has been approved by the Board of the Fund, including a majority of the Independent Board Members of the Fund, and the sole shareholder of the Fund.

[The Sub-Advisor has agreed to reimburse the Manager for one-half of the additional compensation and other fees payable by the Manager as described in the Fund’s Prospectus under “Underwriting.”]

PROXY VOTING POLICIES AND PROCEDURES

It is the policy of the Fund that proxies received by the Fund are voted in the best interests of the Fund’s shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Fund that delegate all responsibility for voting proxies received relating to the Fund’s portfolio securities to New York Life Investments, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Fund are voted in the best interests of the Fund and its shareholders. The Manager has delegated proxy voting authority to the Sub-Advisor; provided that, as specified in the Manager’s Proxy Voting Policies and Procedures, the Sub-Advisor either (1) follows the Manager’s Proxy Voting Policy and the Fund’s Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager’s Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager’s clients and appear to comply with governing regulations. The Fund may revoke all or part of this delegation (to the Manager and/or Sub-Advisor as applicable) at any time by a vote of the Board.

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Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Fund’s and the Manager’s proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund’s Board or a designated committee of the Manager, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund’s Board, or a designated committee of the Manager, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of the Fund, receives proxies in its capacity as a shareholder in an underlying fund, the Manager may vote in accordance with the recommendations of an independent service provider who has been retained to assist in voting proxies or echo the vote of the other shareholders in those underlying funds. As part of its delegation of proxy voting responsibility to the Manager, the Fund also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by Institutional Shareholder Services Inc. (“ISS”), the Manager’s compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager’s Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Manager’s Proxy Voting Guidelines. To assist the Manager in approaching proxy-voting decisions for the Fund and its other clients, the Manager has adopted proxy-voting guidelines (“Guidelines”) with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager’s Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected ISS, an unaffiliated third-party proxy research and voting service, to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Fund’s portfolio managers (or other designated personnel) have the responsibility to accept or reject any ISS proxy voting recommendation (“Recommendation”). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client’s economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions which prevent the Manager from exercising its voting authority.

GUIDELINES EXAMPLES

The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent the Sub-Advisor, to which the Manager has delegated proxy-voting authority, utilizes ISS, these Guidelines apply to the Sub-Advisor.

•	Board of Directors. The Manager/Sub-Advisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, generally voting against or withholding votes for individual directors who attend less than 75% of board and committee meetings without an acceptable reason, corporate governance provisions and takeover activity. Also, the Manager/Sub-Advisor will withhold votes from overboarded CEO directors, defined as serving on more than three boards (including their own). Also, the Manager will withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Sub-Advisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Sub-Advisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Sub-Advisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, the Manager/Sub-Advisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Sub-Advisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Sub-Advisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. The Manager/Sub-Advisor will vote against or withhold votes from Compensation Committee members if the company has poor compensation practices.

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•	Anti-takeover Defenses and Voting Related Issues. The Manager/Sub-Advisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Sub-Advisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager/Sub-Advisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

•	Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager/Sub-Advisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager/Sub-Advisor will generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going certain is uncertain. The Manager/Sub-Advisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights, when no shares have been issued or reserved for a specific purpose.

•	Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Sub-Advisor will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation. Generally, the Manager/Sub-Advisor will also support shareholder “say on pay” proposals.

Sub-Advisor Proxy Voting Guidelines. Below is a summary of the Sub-Advisor’s proxy voting policies and procedures with respect to the Fund. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Sub-Advisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. This summary has been summarized by the Manager on behalf of the Sub-Advisor.

MacKay Shields has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to MacKay Shields, all proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. When a client retains MacKay Shields, the firm generally determines through its investment management agreement whether it will vote proxies on behalf of that client. Currently, MacKay Shields uses ISS as its third-party proxy voting service provider. If the client appoints MacKay Shields as its proxy-voting agent, the client will also instruct MacKay Shields to vote its proxies in accordance with custom guidelines provided by the client, MacKay Shields’ Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay Shields informs the client’s custodian to send all proxies to ISS. MacKay Shields then informs ISS that the client has appointed MacKay Shields as its agent and instructs ISS as to which guidelines to follow.

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Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay Shields portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict. The portfolio manager submits the form to MacKay Shields’ Legal/Compliance Department for review. If the Legal/Compliance Department determines that no “conflict” exists, then the dissent will be approved and ISS will be informed of how to vote. If MacKay Shields’ General Counsel or CCO determines that a conflict exists, the matter will immediately be referred to MacKay Shields’ Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances. Please see the “Guidelines Examples” section above for examples of MacKay Shields’ guidelines with respect to certain typical proxy votes.

Fund’s Proxy Voting Record. The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund will provide any shareholder a copy of its proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on its website. The most recent Form N-PX is available on the Fund’s website at [__] or on the SEC’s website at www.sec.gov.

PORTFOLIO MANAGERS

The Fund’s portfolio managers also have responsibility for the day-to-day management and accounts other than the Fund. The advisory fees received by the Sub-Advisor in connection with the management of the Fund and other accounts are not based on the performance of the Fund or the other accounts. Information regarding those other accounts, as of December 31, 2011 is set forth below.

Number of Other Accounts Managed and Assets by Account Type
Portfolio Manager	Registered Investment Company	Other Pooled Investment Vehicles	Other Accounts
Robert DiMella	Number:	Number:	Number:
	Assets: $	Assets: $	Assets: $

David Dowden	Number:	Number:	Number:
	Assets: $	Assets: $	Assets: $

John Loffredo	Number:	Number:	Number:
	Assets: $	Assets: $	Assets: $

Michael Petty	Number:	Number:	Number:
	Assets: $	Assets: $	Assets: $

Scott Sprauer	Number:	Number:	Number:
	Assets: $	Assets: $	Assets: $

Portfolio Manager Compensation Structure. MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay Shields pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a Fund and other accounts. MacKay Shields has adopted a long-term incentive plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. In addition, the MacKay Municipal Managers team of MacKay Shields offers an incentive bonus plan, which enhances the team's ability to attract, retain and motivate executives and other key employees primarily involved in the MacKay Municipal Managers' business. Awards can be made on an annual basis.

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At       , 2012, none of the portfolio managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) any shares of the Fund. After completion of the initial Fund offering, the portfolio managers may purchase Common Shares of the Fund for their personal accounts.

POTENTIAL PORTFOLIO MANAGER CONFLICTS

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. A portfolio manager who makes investment decisions with respect to other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

•	The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

•	A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

•	An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, New York Life Investments and the Sub-Advisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investments has adopted a Code of Ethics that recognizes the Manager’s obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the OTC markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

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In effecting purchases and sales of portfolio securities for the account of the Fund, the Sub-Advisor will seek the best execution of the Fund’s orders. The Board has adopted policies and procedures that govern the selection of broker/dealers to effect securities transactions on behalf of the Fund. Under these policies and procedures, the Sub-Advisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in the Fund’s best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Sub-Advisor may consider other factors, including the broker’s integrity, specialized expertise, speed, ability or efficiency, research or other services. The Sub-Advisor may not consider a broker’s promotional or sales efforts on behalf of the Fund as part of the broker selection process for executing Fund portfolio transactions. Furthermore, neither the Fund nor the Manager may enter into agreements under which the Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

Currently, New York Life Investments is affiliated with two broker/dealers, NYLIFE Securities LLC and NYLIFE Distributors LLC (each an “Affiliated Broker” and collectively, the “Affiliated Brokers”), neither of which have institutional capacity to underwrite securities or effect transactions of the Fund.

As permitted by Section 28(e) of the 1934 Act, the Sub-Advisor may cause the Fund to pay a broker/dealer (except the Affiliated Brokers) that provides brokerage and research services to the Manager or Sub-Advisor an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker/dealers would have charged for the transaction if the Sub-Advisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Sub-Advisor’s overall responsibilities to the Fund or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Sub-Advisor, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker/dealers (except the Affiliated Brokers) who were selected to execute transactions on behalf of the Fund and the Sub-Advisor’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker/dealers may be willing to furnish statistical, research and other factual information or services (“Research”) to the Sub-Advisors for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Sub-Advisor’s clients and not solely or necessarily for the benefit of the Fund. The Sub-Advisor’s investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Sub-Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The Fund may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, the Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Fund.

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In certain instances there may be securities that are suitable for the Fund’s portfolio as well as for that of one or more of the other clients of the Sub-Advisor. Investment decisions for the Fund and for the Sub-Advisor’s other clients are made independently from those of the other accounts and investment companies that may be managed by the Sub-Advisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. The Sub-Advisor believes that over time the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Management fees paid by the Fund to the Manager and the Sub-Advisory fees that the Manager pays on behalf of the Fund to the Sub-Advisor will not be reduced as a consequence of the Manager’s or the Sub-Advisors’ receipt of brokerage and research services. To the extent the Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Sub-Advisor in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Sub-Advisor in carrying out its obligations to the Fund.

DESCRIPTION OF SHARES

Common Shares

The Agreement and Declaration of Trust authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $.001 per share and, subject to the rights of the holders of Preferred Shares, if any, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions in the Agreement and Declaration of Trust and By-Laws,” nonassessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Board of Trustees in their sole discretion) or rights to cumulative voting.

The Fund intends to apply to list the Common Shares on the New York Stock Exchange (“NYSE”). The trading or “ticker” symbol of the Common Shares is expected to be “ .” The Fund intends to hold annual meetings of shareholders so long as annual meetings are required by the 1940 Act, applicable regulations or requirements of the NYSE or other exchange on which Trust Shares are listed.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

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Preferred Shares

The Agreement and Declaration of Trust provides that the Fund’s Board may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Fund currently has the ability to issue leverage, which may include Preferred Shares, representing up to 33-1/3% of the Fund’s Managed Assets immediately after the leverage is issued. The Board also reserves the right to authorize the Fund to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund’s Managed Assets less liabilities and indebtedness of the Fund (other than leverage consisting of debt). Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board, subject to applicable law and the Agreement and Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of the Fund’s Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time that two years of dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Shares; and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Agreement and Declaration of Trust and By-Laws.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board presently intends that, except as otherwise indicated in the Prospectus or the Statement of Additional Information and except as otherwise required by applicable law or the Agreement and Declaration of Trust, holders of Preferred Shares will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that: (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase Preferred Shares; and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce any leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

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The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Agreement and Declaration of Trust. The Board, without the approval of the holders of the Fund’s Common Shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST AND BY-LAWS

The Fund’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Trustees are divided into three classes, designated Class I, Class II, and Class III. The term of Class I will expire on the date of the first annual meeting of shareholders; the term of Class II will expire on the date of the second annual meeting of shareholders; and the term of Class III will expire on the date of the third annual meeting of shareholders. At each annual meeting, one class of trustees will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office for cause only, and not without cause, and only by the action of a majority of the remaining trustees followed by a vote of the holders of a majority of the shares then entitled to vote for the election of the respective trustee.

The Agreement and Declaration of Trust grants special approval rights with respect to certain matters to members of the Board of Trustees who qualify as “Continuing Trustees,” which term means trustees who either (i) have been members of the Board of Trustees for a period of at least thirty-six months (or since [insert], if less than thirty-six months) or (ii) were nominated to serve as members of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees.

The Agreement and Declaration of Trust requires the affirmative vote or consent of a majority of the entire Board of Trustees, at least seventy-five percent (75%) of the Continuing Trustees, and holders of at least seventy-five percent (75%) of the Fund’s outstanding shares to authorize certain Fund transactions not in the ordinary course of business, including a merger, consolidation or share exchange (except during the six-month period prior to the Termination Date (including as it may be extended)), certain issuances or transfers by the Fund of the Fund’s shares (except as may be pursuant to a public offering, the Fund’s dividend reinvestment plan or upon exercise of any stock subscription rights); certain sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of Fund assets; the dissolution, liquidation or termination of the Fund or a series or class of shares (except during the six-month period prior to the Termination Date (including as it may be extended)); the issuance of any securities of the Fund to any principal shareholder for cash, except as part of an offering in which the principal shareholder has no special right to participate as compared to other holders of the same class of shares; or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Agreement and Declaration of Trust, but may be required in certain cases under the 1940 Act). The Agreement and Declaration of Trust also requires the affirmative vote or consent of holders of a majority of the trustees and of holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) to authorize a conversion of the Fund from a closed-end to an open-end investment company, except during the six-month period prior to the Termination Date (including as may be extended). See “Risks—Anti-Takeover Provisions” in the Fund’s Prospectus.

The Board of Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The provisions of the Agreement and Declaration of Trust and By-laws described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

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The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Agreement and Declaration of Trust and the By-laws, both of which will be on file with the SEC.

The Agreement and Declaration of Trust contains an express disclaimer of shareholder personal liability for debts or obligations or any other form of personal liability in connection with the property or actions of the Fund.

For the purposes of calculating “a majority of the outstanding voting securities” under the Agreement and Declaration of Trust, each class and series of the Fund will vote together as a single class, except to the extent required by the 1940 Act or the Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. For a more complete explanation, see the full text of these provisions in the Agreement and Declaration of Trust, which is on file with the SEC.

Pursuant to the terms of the Fund’s Agreement and Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on February 1, 2024 (“Termination Date”) unless extended (as discussed below), except that during the six-month period preceding the Termination Date (or Extended Termination Date), the Board of Trustees may, without shareholder approval unless such approval is required by the 1940 Act, determine to (i) merge or consolidate the Fund with or into one or more trusts or corporations (or series or classes thereof to the extent permitted by law), partnerships, associations, or other business entities so long as the surviving or resulting entity is an open-end investment company that will succeed to or assume the Fund’s registration under the 1940 Act and that is managed by the same investment adviser which serves as the investment adviser to the Fund at that time or is an affiliate of such investment adviser; or (ii) convert the Fund from a closed-end investment company into an open-end registered investment company.

Prior to the commencement of the six-month period preceding the Termination Date, a majority of the Board of Trustees may extend the Termination Date for a period of not more than two years or such shorter time as may be determined (“Extended Termination Date”), upon a determination that taking actions (i) or (ii) described in the immediately preceding paragraph would not, given prevailing market conditions, be in the best interests of the Fund’s shareholders. The Termination Date may similarly be extended an unlimited number of times by the Board of Trustees prior to the first business day of the sixth month before the next occurring Extended Termination Date.

Reference should be made to the Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

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Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of Common Shareholders, the Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time its Common Shares in the open market. The Fund cannot guarantee or assure, however, that the Board of Trustees will decide to engage in any of these actions. After any consideration of potential actions to seek to reduce any significant market discount, the Board of Trustees may, subject to its fiduciary obligations and compliance with applicable state and Federal laws and the requirements of the principal stock exchange on which the Common Shares are listed, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. The Fund may, subject to its investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund's expenses and reduce the Fund's net income.

There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their NAV. Nevertheless, the possibility that a portion of the Fund’s outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and NAV that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of NAV for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

Although the Board of Trustees believes that repurchases or tender offers may have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the Managed Assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Because of the nature of the Fund’s investment objectives, policies and portfolio, the Manager and the Sub-Advisor do not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and do not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

The Fund may be converted to an open-end investment company at any time if approved by the holders of the majority of the Fund’s shares outstanding and entitled to vote, provided that, unless otherwise required by law, if there are Preferred Shares outstanding, the affirmative vote of the holders of [insert] of the Preferred Shares voting as a separate class shall also be required; provided, however, that such votes shall be by a majority of the outstanding voting securities. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange. Any Preferred Shares or borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.

FEDERAL TAX MATTERS

The following is a description of certain Federal income tax consequences to a shareholder of acquiring, holding and disposing of Common Shares of the Fund. This discussion does not purport to be complete or to deal with all aspects of Federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. The discussion reflects applicable tax laws of the United States as of the date of this statement of additional information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

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The Fund intends to elect to be treated and to qualify to be taxed as a regulated investment company under Subchapter M of the Code, and to satisfy conditions which will enable dividends on Common Shares which are attributable to interest on tax-exempt municipal securities to be exempt from Federal income tax in the hands of its shareholders, subject to the possible application of the Federal alternative minimum tax.

In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to its shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and interests in ‘‘qualified publicly traded partnerships’’ (collectively, the ‘‘90% gross income test’’). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities (other than United States government securities and securities of other regulated investment companies) of (a) any one issuer, (b) any or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses or (c) any one or more ‘‘qualified publicly traded partnerships.’’

As a regulated investment company, the Fund will not be subject to Federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its ‘‘investment company taxable income’’ (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than ‘‘net capital gain’’ (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions).

In order to avoid a 4% Federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year the sum of 98% of its taxable ordinary income for such year, at least 98.2% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Fund paid no Federal income tax.

The Fund will pay shareholders at least 90% of its net tax-exempt interest and any investment company taxable income in order to qualify as a regulated investment company for Federal income tax purposes. In addition, the Fund intends to distribute, on an annual basis, all or substantially all of its net tax-exempt interest, taxable net income and capital gains to its shareholders so that the Fund will not be subject to Federal income or excise taxes.

Distributions by the Fund of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to shareholders as ordinary income (to the extent of the current or accumulated earning and profits of the Fund) and will not qualify for the dividends received deduction in the case of corporate shareholders or as qualified dividend income in the case of non corporate shareholders. In addition, gain realized by the Fund from the disposition of a tax-exempt municipal obligation that is attributable to accrued market discount will be treated as ordinary income rather than capital gain, and thus may increase the amount of ordinary income dividends received by holders of Common Shares. Net long-term capital gains realized by the Fund and distributed to shareholders in cash or additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. Distributions by the Fund that do not constitute ordinary income dividends, capital gain distributions or exempt-interest dividends (as defined below) will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

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If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to holders of Common Shares.

Prior to purchasing shares in the Fund, an investor should carefully consider the impact of any taxable dividends which are expected to be or have been declared, but not paid. Any taxable dividend declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to holders of common shares of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the holder of common shares) on December 31.

The Fund intends to qualify to pay “exempt-interest” dividends, as defined in the Code, to its common shares by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt municipal bonds. Exempt-interest dividends are dividends paid by the Fund which are attributable to interest on municipal bonds, reduced by certain expenses, and which are so reported designated by the Fund. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax, as discussed below.

Federal income tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. To the extent the Fund receives income treated as tax preference items for purposes of the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from Federal income tax, will be taxable to holders of Common Shares to the extent that their tax liability is determined under the alternative minimum tax. Interest on certain ‘‘private activity bonds’’ is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund may invest a portion of its assets in municipal bonds subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private activity bonds. For corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (‘‘adjusted current earnings’’) and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal bonds, and therefore all exempt-interest dividends received from the Fund, are included in calculating adjusted current earnings. Accordingly, investment in the Fund could cause a holder of Common Shares to be subject to, or result in an increased liability under, the alternative minimum tax.

The exemption from U.S. federal income tax for exempt-interest dividends generally does not result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. In some states, however, the portion of any exempt-interest dividends that are derived from interest received by the Fund on its holdings of that state’s securities and its political subdivisions and instrumentalities is exempt from the state’s income tax. Shareholders of the Fund are advised to consult with their own tax advisors about state and local tax matters.

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The Fund will annually supply holders of Common Shares with reports indicating the amount and nature of all income distributed to them as well as the percentage of Fund income attributable to tax preference items subject to the alternative minimum tax.

The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and any preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of any preferred shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

Exempt-interest dividends are included in determining what portion, if any, of a person's Social Security and railroad retirement benefits will be includable in gross income subject to Federal income tax.

Although exempt-interest dividends generally may be treated by holders of Common Shares as items of interest excluded from their gross income, each holder is advised to consult his tax advisor with respect to whether exempt-interest dividends retain their exclusion if the shareholder would be treated as a ‘‘substantial user,’’ or a ‘‘related person’’ of a substantial user, of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.

The sale of Common Shares normally will result in capital gain or loss to the holders of Common Shares who hold their shares as capital assets. Generally, a shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such Common Shares is attributable to tax-exempt interest income. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15% (for taxable years through 2012, unless extended by the U.S. Congress), while short-term capital gains and other ordinary income are currently taxed at a maximum rate of 35%.

In addition, no loss will be allowed on the sale of Common Shares if the shareholder purchases other Common Shares of the Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire shares that are substantially identical to Common Shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such sale. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the sale of Common Shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such Common Shares and, if not disallowed, such losses will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gains) with respect to such Common Shares.

If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, unless certain cure provisions apply, the Fund would incur a regular corporate Federal income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for Federal income tax purposes to the extent of the Fund's earnings and profits.

The Fund is required to withhold tax at a rate of 28% (currently scheduled to increase to 31% after 2012) on taxable dividends and certain other payments paid to non-corporate shareholders who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder's Federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

The foregoing is a general summary of certain provisions of the Code and regulations thereunder presently in effect as they directly govern the federal income taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the alternative minimum tax. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal, foreign, state and local tax consequences of purchasing, holding and disposing of Fund shares.

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DISTRIBUTIONS

It is expected that the Fund’s distributions will generally be treated as tax-exempt income for purposes of the regular federal tax. A portion of the Fund’s distributions may be subject to Federal income tax and such distributions will generally be subject to state and local taxes. A portion of such distributions may be includable in taxable income for purposes of the Federal alternative minimum tax . Dividends paid out of the Fund’s investment company taxable income (computed without regard to deduction for dividends paid) generally are taxable to a Common Shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Common Shares.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a Common Shareholder as long-term capital gains, regardless of how long the Common Shareholder has held Fund Common Shares. Common Shareholders receiving distributions in the form of additional Common Shares, rather than cash, generally will have a cost basis in each such share equal to the value of a Common Share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital which is applied against and reduces the Common Shareholder’s tax basis in his or her Common Shares. To the extent that the amount of any distribution exceeds the Common Shareholder’s basis in his or her shares, the excess will be treated by the Common Shareholder as gain from a sale or exchange of the Common Shares.

Under the Fund’s dividend reinvestment plan (the “Plan”), if a Common Shareholder owns Common Shares in his or her own name, the Common Shareholder will have all dividends (including any capital gain dividends) automatically reinvested in additional Common Shares unless the Common Shareholder opts out of the Plan by delivering a written notice to the Paying Agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan” in the Prospectus. If a Common Shareholder’s dividend distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distributions in Common Shares acquired on behalf of the Common Shareholder in open-market purchases, for U.S. Federal income tax purposes, the Common Shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the Common Shareholder had elected to receive cash. If a Common Shareholder’s dividend distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued Common Shares of the Fund, the Common Shareholder will be treated as receiving a taxable distribution equal to the fair market value of the Common Shares the Common Shareholder receives. The Common Shareholder will have an adjusted basis in additional Common Shares purchased through the Plan equal to the amount of the taxable distribution. The additional Common Shares will have a new holding period commencing on the day following the day on which the Common Shares are credited to the Common Shareholder’s account.

A Common Shareholder may elect not to have all dividends automatically reinvested in additional Common Shares pursuant to the Plan. If a Common Shareholder elects not to participate in the Plan, such Common Shareholder will receive distributions in cash. For taxpayers subject to U.S. Federal income tax, all dividends will generally be taxable, as discussed above, regardless of whether a Common Shareholder takes them in cash or they are reinvested pursuant to the Plan in additional Common Shares of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[Insert name], [insert address] has been selected as the independent registered public accounting firm for the Fund. [Insert name] examines the financial statements of the Fund and provides other audit, tax, and related services as pre-approved by the Audit Committee.

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CUSTODIAN, Fund Accountant, Sub-accountant and TRANSFER AGENT

[Insert], [insert address], serves as custodian for the cash and securities of the Fund. For providing these services, [insert] is compensated by the Fund. [Insert name], [insert address] is the fund accountant and [insert name], [insert address] provides sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. The services provided by [insert and insert] include [calculating the daily NAV of the Fund, maintaining general ledger and subledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services, [insert name] is compensated by New York Life Investments. [Insert name], [insert address, is the transfer agent for the Fund and provides [certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts. The Fund pays [insert name] fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by [insert name].

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

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APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Group - A brief description of the applicable Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings. Long-term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

-	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

-	Nature of and provisions of the obligation; and

-	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

A-1

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC,’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB,’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A-2

c

The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p

The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

NR Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (‘AAA,’ ‘AA,’ ‘A,’ ‘BBB,’ commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issue Credit Ratings

Notes. A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

-	Chapter 1 Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

-	Chapter 2 Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

A-3

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+)designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Moody’s Investors Service, Inc. - A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

A-4

LONG-TERM DEBT RATINGS

Aaa

Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A

Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

A-5

C

Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A-6

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

COMMERCIAL PAPER

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch Ratings Ltd.- A brief description of the applicable Fitch Ratings Ltd. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

International Long-Term Credit Ratings are more commonly referred to as simply “Long-Term Ratings.” The following scale applies to foreign currency and local currency ratings.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state’s currency and jurisdiction.

A-7

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

A-8

Short-Term Credit Ratings

International Short-Term Credit Ratings are more commonly referred to as simply “Short-Term Ratings.” The following scale applies to foreign currency and local currency ratings.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state’s currency and jurisdiction.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC,’ or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A-9

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

A-10

PART C — OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Financial Statements.

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 will be filed by Pre-Effective Amendment to the Registration Statement.

2.	Exhibits:

a.	Charter.
(i)	Certificate of Trust — Previously filed with Registrant’s Initial Registration Statement on Form N-2 filed on April 25, 2011.*
(ii)	Certificate of Amendment to Certificate of Trust dated April 4, 2012 – filed herewith.
(iii)	Agreement and Declaration of Trust.**

b.	Bylaws.**

c.	None.

d.	Form of Share Certificate.**

e.	Terms and Conditions of the Dividend Reinvestment Plan.**

f.	None.

g.	Investment Advisory Contracts.

(i)	Form of Management Agreement between Registrant and New York Life Investment Management LLC.**
(ii)	Form of Subadvisory Agreement between Registrant and MacKay Shields LLC.**

h.	Form of Underwriting Agreement.**

i.	None.

j.	Form of Custodian Agreement between Registrant and [Custodian].**

k.	Other Material Contracts.

(i)	Form of Transfer Agency and Service Agreement.**
(ii)	Form of Fund Administration and Accounting Services Agreement.**

l.	Opinion and Consent of Dechert LLP.*

m.	None.

n.	Consent of Independent Registered Public Accounting Firm.**

o.	None.

p.	Form of Subscription Agreement between Registrant and New York Life Investment Management LLC.**

q.	None.

r.	Codes of Ethics.

(i)	Code of Ethics of Registrant.**
(ii)	Code of Ethics of New York Life Investment Management Holdings LLC.**
(iii)	Code of Ethics of MacKay Shields LLC.**

s.	Powers of Attorney — Previously filed with Registrant’s Initial Registration Statement on Form N-2 filed on April 25, 2011.*

* Incorporated by reference.

** To be filed by amendment.

Item 26. Marketing Arrangements

[To be provided by amendment.]

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$[2.32]
Financial Industry Regulatory Authority, Inc. Fees	$ *
Printing and Engraving Expenses	$ *
Legal Fees	$ *
Listing Fees	$ *
Accounting Expenses	$ *
Blue Sky Filing Fees and Expenses	$ *
Miscellaneous Expenses	$ *
Total	$ *

* To be completed by amendment.

Item 28. Persons Controlled By or Under Common Control with Registrant

None.

Item 29. Number of Holders of Securities

At __________, 2011:

Title of Class	Number of Record Holders
Common Shares, $[0.001] par value	*

* To be completed by amendment.

Item 30. Indemnification

New York Life Insurance Company maintains Directors & Officers Liability insurance coverage. The policy covers the Directors, Officers, and Trustees of New York Life, its subsidiaries and certain affiliates, including the Registrant. Subject to the policy’s terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

Article VII of Registrant’s Declaration of Trust states as follows:

Section 3. Indemnification.

(a) For purposes of this Section 3 and Section 5 of this Article VII and any related provisions of the By-laws, “Agent” means any Person who is, was or becomes an employee or other agent of the Trust who is not a Covered Person; “Proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “liabilities” and “expenses” include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

(b) Subject to the exceptions and limitations contained in this Section, as well as any procedural requirements set forth in the By-Laws:

(i)	every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;
(ii)	(ii) every Person who is, has been, or becomes an Agent of the Trust may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of is being or having been an Agent, and against amounts paid or incurred by him in the settlement thereof;
(iii)	every Person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any Proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having held such Other Position, and against amounts paid or incurred by him in the settlement thereof;

(c) Without limitation of the foregoing and subject to the exceptions and limitations set forth in this Section, as well as any procedural requirements set forth in the By-Laws, the Trust shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any Proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him in connection with such proceeding to the maximum extent consistent with the Delaware Act and the 1940 Act. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(d) No indemnification shall be provided hereunder to any Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Trust or its Shareholders by reason of willful misconduct bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (collectively, “Disabling Conduct”) or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

(e) With respect to any Proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the Proceeding was brought, no indemnification shall be provided to a Trustee, officer, Agent or other Person unless there has been a dismissal of the Proceeding by the court or other body before which it was brought for insufficiency of evidence of any Disabling Conduct with which such Trustee, officer, Agent or other Person has been charged or a determination that such Trustee, officer, Agent or other Person did not engage in Disabling Conduct:

(i)	by the court or other body before which the Proceeding was brought;
(ii)	by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the Proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(iii)	by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(f) The Trust’s financial obligations arising from the indemnification provided herein or in the By-Laws (i) may be insured by policies maintained by the Trust; (ii) shall be severable; (iii) shall not be exclusive of or affect any other rights to which any Person may now or hereafter be entitled; and (iv) shall continue as to a Person who has ceased to be subject to indemnification as provided in this Section as to acts or omissions that occurred while the Person was indemnified as provided herein and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, including Covered Persons, may be entitled, and other persons may be entitled by contract or otherwise under law.

(g) Expenses of a Person entitled to indemnification hereunder in connection with the defense of any Proceeding of the character described in paragraphs (a) and (b) above may be advanced by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that either (i) such Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Person will be found entitled to indemnification under Section 3.

Item 31. Business and Other Connections of Investment Advisers

New York Life Investment Management LLC ("New York Life Investments”) acts as the investment adviser for each series of the following open-end registered management investment companies: Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Fund Trust and The MainStay Funds.

The list of officers and directors of New York Life Investments, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by New York Life Investments (SEC File No: 801-57396).

For information as to the business, profession, vocation or employment of a substantial nature of the officers and directors of MacKay Shields LLC, the Fund’s Subadvisor, reference is made to MacKay Shields LCC’s Form ADV filed under the Advisers Act, incorporated herein by reference (SEC File No: 801-5594).

Item 32. Location of Accounts and Records

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, at the offices of the Registrant, New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany NJ 07054 and at the offices of MacKay Shields LLC, 9 West 57th Street, New York, NY 10019. Records relating to the duties of the custodian are maintained by [Custodian] at [address]. Records relating to the duties of the transfer agent are maintained by [Transfer Agent] at [address].

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes:

a.	to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)	to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

b.	that, for the purpose of determining liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C; each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933, shall be deemed to be part of and included in this Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this Registration Statement or prospectus that is part of this Registration Statement or made in a document incorporated or deemed incorporated by reference into this Registration Statement or prospectus that is art of this Registration Statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this Registration Statement or prospectus that was part of this Registration Statement or made in any such document immediately prior to such date of first use; and

e.	that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(2)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. The Registrant undertakes that:

a.	For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

EXHIBIT

a(iii) Certificate of Amendment to Certificate of Trust dated April 4, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany and State of New Jersey on the 16th day of April 2012.

MainStay DefinedTerm Municipal Opportunities Fund

By: /s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Stephen P. Fisher Stephen P. Fisher	President and Principal Executive Officer	April 16, 2012
/s/ Susan B. Kerley* Susan B. Kerley	Trustee and Chairman of the Board	April 16, 2012
/s/ John Y. Kim* John Y. Kim	Trustee	April 16, 2012
/s/ Alan R. Latshaw* Alan R. Latshaw	Trustee	April 16, 2012
/s/ Peter Meenan* Peter Meenan	Trustee	April 16, 2012
/s/ Richard H. Nolan, Jr.* Richard H. Nolan, Jr.	Trustee	April 16, 2012
/s/ Richard S. Trutanic* Richard S. Trutanic	Trustee	April 16, 2012
/s/ Roman L. Weil* Roman L. Weil	Trustee	April 16, 2012
/s/ John A. Weisser* John A. Weisser’	Trustee	April 16, 2012
/s/ Jack R. Benintende Jack R. Benintende	Treasurer and Principal Financial Officer	April 16, 2012

*By:   /s/ J. Kevin Gao

J. Kevin Gao

As Attorney-in-Fact*

*	Pursuant to Powers of Attorney previously filed.